UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
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TECHNIPFMC PLC
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CHIEDU IKEME
TechnipFMC

The energy architects

2025 Notice of Annual Meeting of Stockholders and Proxy Statement

ANYA

TechnipFMC

Notice of 2025 Annual General Meeting of Shareholders
TechnipFMC plc, a public limited company having its registered office at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, and incorporated in England and Wales with company number 0990970

April 25, 2025 at	Your vote is very important.

4:00 p.m., London time
Please ensure you: (i) promptly return the enclosed proxy card in the enclosed envelope or (ii) grant a proxy and give voting instructions by telephone or internet, so that you may be represented at the meeting. Voting instructions are provided on your proxy card or on the voting instruction form provided by your broker.

Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom

Proposal		Description
Ordinary Resolutions

1 (a)-(i)	Election of Directors: To elect each of our nine director nominees for a term expiring at the Company’s 2026 Annual General Meeting of Shareholders:
	a. Douglas J. Pferdehirt b. Claire S. Farley c. Eleazar de Carvalho Filho	d. Robert G. Gwin e. John O’Leary f. Margareth Øvrum	g. Kay G. Priestly h. John Yearwood i. Sophie Zurquiyah

2
2024 U.S. Say-on-Pay for Named Executive Officers:
To approve, as a non-binding advisory resolution, the Company’s named executive officer compensation for the year ended December 31, 2024, as reported in the Company’s Proxy Statement

3	Frequency of Future Say-on-Pay Proposals for Named Executive Officers: To approve, as a non-binding advisory resolution, an annual frequency of future Say-on-Pay proposals for Named Executive Officers

4
2024 U.K. Directors’ Remuneration Report:
To approve, as a non-binding advisory resolution, the Company’s directors’ remuneration report for the year ended December 31, 2024, as reported in the Company’s U.K. Annual Report and Accounts

5
Prospective Directors’ Remuneration Policy:
To approve the Company’s prospective directors’ remuneration policy (the “Directors’ Remuneration Policy”) for the three years ending December 31, 2027, in the form presented in the Company’s directors’ remuneration report for the year ended December 31, 2024 of the Company’s U.K. Annual Report and Accounts, such policy to take effect immediately after the conclusion of the 2025 Annual General Meeting of Shareholders

6	Receipt of U.K. Annual Report and Accounts: To receive the Company’s audited U.K. accounts for the year ended December 31, 2024, including the reports of the directors and the auditor thereon

7
Ratification of PwC as U.S. Auditor:
To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2025

8
Reappointment of PwC as U.K. Statutory Auditor:
To reappoint PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006 to hold office from the conclusion of the 2025 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid

ii	TechnipFMC	Proxy Statement 2025

Proposal	Description

9
Approval of U.K. Statutory Auditor Fees:
To authorize the Board and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2025

10	Authority to Allot Equity Securities: To authorize the Board to allot equity securities in the Company under U.K. law

Special Resolution

11
Authority to Allot Equity Securities without Pre-emptive Rights:
Pursuant to the authority contemplated by the resolution in Proposal 10, to authorize the Board to allot equity securities without pre-emptive rights under U.K. law

These items are more fully described in the Proxy Statement attached, which forms a part of this Notice of Annual General Meeting of Shareholders. As of the date of the Proxy Statement, TechnipFMC does not know of any other matters to be raised at the 2025 Annual General Meeting of Shareholders.

On behalf of the Board of Directors,	March 14, 2025

Cristina Aalders Executive Vice President, Chief Legal Officer and Secretary

Proxy Statement 2025	TechnipFMC	iii

Proxy Statement for the 2025 Annual General Meeting of Shareholders
This Proxy Statement relates to the solicitation of votes or proxies by the Board of Directors (the “Board”) of TechnipFMC plc (the “Company,” “TechnipFMC,” “our,” “us,” or “we”) for use at our 2025 Annual General Meeting of Shareholders and at any adjournment or postponement of such meeting (the “Annual Meeting”).
The Notice of Internet Availability of Proxy Materials (the “Notice of Materials”) and related Proxy Materials (as defined below) were first made available to shareholders on or about March 14, 2025, at www.proxyvote.com. You may also request a printed copy of this Proxy Statement and the form of proxy by any of the following methods:

Internet	Telephone	Email

www.proxyvote.com	1-800-579-1639	sendmaterial@proxyvote.com
Our U.S. Annual Report on Form 10-K, including consolidated financial statements, for the year ended December 31, 2024 (our “Annual Report on Form 10-K”) and our U.K. Annual Report and Accounts are being made available at the same time and by the same methods.
Our registered office is located at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom. Our telephone number in our Newcastle office is +44 (0) 191 296 7000. Information regarding the Annual Meeting, including the information required by section 311A of the U.K. Companies Act 2006 (the “Companies Act”), can be found at www.technipfmc.com. Information contained on our website is not to be considered as part of the proxy solicitation material and is not incorporated into this Proxy Statement.
TechnipFMC is a public limited company incorporated under the laws of England and Wales, and our ordinary shares (the “Ordinary Shares”) trade on the New York Stock Exchange in the United States (the “NYSE”) under the symbol “FTI.” As a result, the Company is governed by the Companies Act, U.S. securities laws and regulations, and the listing standards of the NYSE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2025
The Notice of Annual General Meeting of Shareholders and Proxy Statement, Annual Report on
Form 10-K, and U.K. Annual Report and Accounts are available at www.proxyvote.com.

iv	TechnipFMC	Proxy Statement 2025

Forward-Looking Statements
The Proxy Materials (as defined below) contain “forward-looking statements” as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical or current facts, including statements regarding our environmental and sustainability plans and goals, made in this document are forward-looking. We use words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “commit,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook,” and similar expressions, including the negative thereof. The absence of these words, however, does not mean that the statements are not forward-looking. All of our forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on our current expectations, beliefs, and assumptions concerning future developments and business conditions and their potential effect on us. While management believes these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Known material factors that could cause actual results to differ materially from those contemplated in the forward-looking statements include unpredictable trends in the demand for and price of oil and natural gas; competition and unanticipated changes relating to competitive factors in our industry, including ongoing industry consolidation; our inability to develop, implement, and protect new technologies and services and intellectual property related thereto; the cumulative loss of major contracts, customers, or alliances and unfavorable credit and commercial terms of certain contracts; disruptions in the political, regulatory, economic, and social conditions, or public health crisis in the countries where we conduct business; unexpected geopolitical events, armed conflicts, and terrorism threats; the refusal of DTC to act as depository and clearing agency for our shares; the impact of our existing and future indebtedness; a downgrade in our debt rating; the risks caused by our acquisition and divestiture activities; additional costs or risks from increasing scrutiny and expectations regarding sustainability matters; uncertainties related to our investments, including those related to energy transition; the risks caused by fixed-price contracts; our failure to timely deliver our backlog; our reliance on subcontractors, suppliers, and our joint venture partners; a failure or breach of our IT infrastructure or that of our subcontractors, suppliers, or joint venture partners, including as a result of cyber-attacks; risks of pirates and maritime conflicts endangering our maritime employees and assets; any delays and cost overruns of capital asset construction projects for vessels and manufacturing facilities; potential liabilities inherent in the industries in which we operate or have operated; our failure to comply with existing and future laws and regulations, including those related to environmental protection, climate change, health and safety, labor and employment, import/export controls, currency exchange, bribery and corruption, taxation, privacy, data protection, and data security; uninsured claims and litigation against us; the additional restrictions on dividend payouts or share repurchases as an English public limited company; tax laws, treaties and regulations, and any unfavorable findings by relevant tax authorities; significant changes or developments in U.S. or other national trade policies, including tariffs and the reactions of other countries thereto; potential departure of our key managers and employees; adverse seasonal, weather, and other climatic conditions; unfavorable currency exchange rates; risk in connection with our defined benefit pension plan commitments; and our inability to obtain sufficient bonding capacity for certain contracts, as well as the risk factors discussed in our filings with the U.S. Securities and Exchange Commission (“SEC”), including our annual reports on Form 10-K and quarterly reports on Form 10-Q. In addition, sustainability-related statements—whether historical, current, or forward-looking are often based on evolving methodologies, data, and internal controls and processes. Like other companies, our approach to these matters continues to develop, and we cannot guarantee alignment with the expectations or preferences of any particular stakeholder. Forward-looking and other statements in the Proxy Materials may also address our corporate responsibility and sustainability progress, plans, and goals, and the inclusion of such statements is not an indication that these contents are necessarily material for the purposes of complying with or reporting pursuant to the U.S. federal securities laws and regulations, even if we use the word “material” or “materiality” in this document. Such corporate responsibility and sustainability matters are often informed by frameworks that use varying materiality standards that can differ from, and are often more expansive than, those applicable for purposes of our SEC filings. Additionally, any references to our website or other materials not included in our Proxy Materials are, absent express language to the contrary, not incorporated by reference into these documents. With respect to sustainability information that pertains to our third-party

Proxy Statement 2025	TechnipFMC	v

vendors, suppliers, and partners, we often rely on such third parties’ data and do not independently verify or audit, or commit to independently verifying or auditing, their information. These factors, as well as any inaccuracies in third-party information we use, including in estimates or assumptions, may cause results to differ materially and adversely from statements, estimates, and beliefs made by us or third parties. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise, except to the extent required by law. Additionally, we note that standards and expectations regarding greenhouse gas (“GHG”) accounting and the processes for measuring and counting GHG emissions, GHG emission reductions, and other sustainability-related metrics are evolving, and it is possible that our approaches both to measuring our emissions and to reducing emissions and measuring those reductions may be, either currently by some stakeholders or at some point in the future, considered inconsistent with common or best practices with respect to measuring and accounting for such matters, and reducing overall emissions. Similarly, while we reference various frameworks, we cannot guarantee, and words such as “accord,” “alignment,” or similar should not be understood to mean, complete alignment with the requirements of such frameworks or any particular interpretations thereunder. Our disclosures based on any standards may change due to revisions in framework requirements, availability of information, changes in our business or applicable governmental policies, or other factors, some of which may be beyond our control.

vi	TechnipFMC	Proxy Statement 2025

Proxy Statement 2025	TechnipFMC	vii

viii	TechnipFMC	Proxy Statement 2025

2025 Proxy Summary
Along with the Notice of Annual General Meeting of Shareholders, we are providing this Proxy Statement, the U.K. Annual Report and Accounts, and the Annual Report on Form 10-K in connection with the Annual Meeting (collectively, the “Proxy Materials”).
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider regarding each of the proposals to be voted on at the Annual Meeting. Please read the entire Proxy Statement carefully before voting. For further information regarding our 2024 financial performance, please review our Annual Report on Form 10-K and our U.K. Annual Report and Accounts.
Annual Meeting Information

Time and Date April 25, 2025 at 4:00 p.m., London time	Place Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom	Voting Deadline 11:59 p.m., New York time, on April 24, 2025

Voting Each Ordinary Share is entitled to one vote for each of the proposals to be voted on.
Admission
Admission ticket and valid photo identification required. Please see “General Information about the Annual Meeting — Who can attend the Annual Meeting?” for more information.
Please follow the voting instructions on your proxy card and/or your voting instruction form as different voting deadlines may be applicable depending on how you hold your shares. Please also review “How do I vote?” in the section entitled “General Information about the Annual Meeting.”

Record Date March 3, 2025
Voting Matters and Board Recommendations
The full text of each resolution to be voted on at the Annual Meeting is set out in the Notice of Annual General Meeting of Shareholders.

Proposal to be Voted Upon	Board Recommendation	Where You Can Find More Information
Ordinary Resolutions
1: (a)-(i) Election of Directors	FOR Each Director Nominee	Page 12
2: 2024 U.S. Say-on-Pay Proposal for Named Executive Officers	FOR	Page 38
3: Frequency of Future Say-on-Pay Proposals for Named Executive Officers	FOR Each Year	Page 39
4: 2024 U.K. Directors’ Remuneration Report	FOR	Page 40
5: Prospective Directors’ Remuneration Policy	FOR	Page 41
6: Receipt of U.K. Annual Report and Accounts	FOR	Page 86
7: Ratification of PwC as U.S. Auditor	FOR	Page 87
8: Reappointment of PwC as U.K. Statutory Auditor	FOR	Page 89
9: Approval of U.K. Statutory Auditor Fees	FOR	Page 90
10: Authority to Allot Equity Securities	FOR	Page 91
Special Resolution
11: Authority to Allot Equity Securities without Pre-emptive Rights	FOR	Page 93

Proxy Statement 2025	TechnipFMC	1

2025 Proxy Summary	Table of Contents

2024 Financial Performance

Total Company		$11.6 billion Inbound orders
}Inbound orders[1] improved 5% year-over-year to $11.6 billion, driving backlog to $14.4 billion and marking a fourth consecutive year of growth in backlog

}Cash flow from operations improved 39% to $961 million, with free cash flow[2] growing 45% versus the prior year to $679.4 million

}Nearly doubled shareholder distributions versus the prior year by returning $486 million through dividends and share repurchases and authorized additional share repurchases of up to $1 billion

}Achieved investment grade debt ratings from multiple credit rating agencies, reflecting the Company’s strengthened financial profile and improved market outlook

Subsea		$10.4 billion Inbound orders
}Inbound orders increased 7% year-over-year to $10.4 billion, highlighting continued strength in offshore activity

}Third consecutive year for combination of direct awards, iEPCI™ projects, and Subsea Services to reach at least 70% of total Subsea inbound orders, reflecting our differentiated offerings, innovative technologies, and strong client relationships

}Record year of integrated project orders, with nearly $5 billion of inbound awarded from a diversified set of operators across six offshore basins

}Tree orders from our Subsea 2.0® product platform significantly outpaced the growth of our total tree awards versus the prior year

}Growth in Subsea Services inbound for the year was driven by increased installation activity, a growing installed base, and aging infrastructure

2	TechnipFMC	Proxy Statement 2025

Table of Contents	2025 Proxy Summary

$1.2 billion Inbound orders
Surface Technologies	}Inbound orders decreased 5% year-over-year to $1.2 billion

}Successful execution on our multi-year framework agreement with Abu Dhabi National Oil Company and further activity ramp in Saudi Arabia provided increased contribution to the Company’s revenue in international markets

}Continued to benefit from proactive steps taken to refocus the business through targeted actions, including the sale of the Measurement Solutions business and further optimization of our Americas portfolio

New Energy Initiatives	Awarded iEPCI™ contract by Petrobras to deliver the Mero 3 HISEP® project, which will utilize subsea processing to capture carbon dioxide-rich dense gases and then inject them into the reservoir

Awarded contract for the first all-electric iEPCI™ for carbon transportation and storage by the Northern Endurance Partnership, a joint venture between bp, Equinor, and TotalEnergies

Announced collaboration agreement with Prysmian to further accelerate the development of floating offshore wind by providing an integrated solution that accelerates time to first power and reduces cost, while improving overall system reliability

(1)Reported financial results for the 12 months ended December 31, 2024, and inbound and backlog as of December 31, 2024, are included in our Annual Report on Form 10-K.
(2)Free cash flow is calculated as cash flow from operations less capital expenditures.

For additional details regarding our 2024 financial performance, please see our Annual Report on Form 10-K, which reports our results using U.S. generally accepted accounting principles (“GAAP”), and our U.K. Annual Report and Accounts, which reports our results using international financial reporting standards (as adopted by the United Kingdom).

Proxy Statement 2025	TechnipFMC	3

2025 Proxy Summary	Table of Contents

Governance Highlights
Board and Governance Best Practices

Independent Board Oversight
Robust Lead Independent Director role
All directors are independent except the Chair and CEO
Fully independent Board committees
Regular executive sessions of independent directors
Governance Best Practices

Board oversight of sustainability matters through ESG Committee on strategic sustainability initiatives; Audit Committee on certain metrics and reporting on health, safety, and environmental matters, cybersecurity, and artificial intelligence; and Compensation and Talent (“C&T”) Committee on equal opportunity and inclusion

Annual election of directors under majority vote standard
Engaged Board with deep expertise, skills, and experience that are closely tied to business strategy
Annual shareholder engagement program to solicit feedback on Company practices
Ongoing Board refreshment efforts informed by a comprehensive annual Board and committee self-evaluation process, reflected by one new director in each of 2019, 2020, 2021, and 2023
Board oversight of risk management structures
Regular review of the mix of experience, qualifications, and skills in the boardroom to meet evolving needs of the business, coupled with new director orientation and continuing education
Code of Business Conduct applicable to directors
Governance Guidelines with director retirement policy
Director share ownership requirements

For additional details on the Company’s corporate governance practices, please see the section entitled “Corporate Governance.”

4	TechnipFMC	Proxy Statement 2025

Table of Contents	2025 Proxy Summary

2024-2025 Shareholder Engagement Program
In 2024-2025, our annual shareholder engagement program allowed us to better understand and more closely align with our shareholders’ priorities and perspectives.

Shareholder Engagement Team SVP, Investor Relations and Corporate Development • EVP, Chief Legal Officer and Secretary • EVP, People and Culture • Other members of senior leadership, as applicable

Who We	Key	Actions Informed by
Engaged With	Topics	Shareholder Feedback

Contacted shareholders representing 59% of our outstanding shares
}Company Financial Performance
}Actions taken to increase shareholder value
}Executive Compensation
}Philosophy and design, including metrics and weighting
}Corporate Governance
}Board refreshment, skills, and composition
}Sustainability
}Board oversight
}Initiatives and targets

}Executive Compensation
}Re-affirmed our commitment to prioritizing performance-based conditions in long-term incentive awards
}Continued to have a strong link between compensation, performance, and shareholder interests
}Sustainability
}Reviewed the application of sustainability metrics in our short-term incentive program to ensure alignment with evolving compensation practices

Met with shareholders representing 37% of our outstanding shares

For more information on our shareholder engagement program, please see the sections entitled “Corporate Governance — Shareholder Engagement” and “Executive Compensation Discussion and Analysis — Executive Summary — Say-on-Pay and Shareholder Engagement.”

Proxy Statement 2025	TechnipFMC	5

2025 Proxy Summary	Table of Contents

Director Nominees
Key Board Statistics after Annual Meeting

8 of 9 Independent Directors	65 Average Age	6 years Average Tenure

Our director nominees and their current committee assignments:

Douglas J. Pferdehirt Chair and CEO Age: 61 Committees: None	Claire S. Farley Lead Independent Director Age: 66 Committees: Compensation and Talent

Eleazar de Carvalho Filho Independent Age: 67 Committees: ESG (Chair)	Robert G. Gwin Independent Age: 61 Committees: Audit

John O’Leary Independent Age: 69 Committees: Compensation and Talent (Chair)	Margareth Øvrum Independent Age: 66 Committees: ESG

Kay G. Priestly Independent Age: 69 Committees: Audit (Chair)	John Yearwood Independent Age: 65 Committees: Compensation and Talent, ESG

Detailed biographies for each of our director nominees are disclosed in the section entitled “Proposal 1(a)-(i) — Election of Directors — Director Nominees.”
Sophie Zurquiyah Independent Age: 58 Committees: Audit

6	TechnipFMC	Proxy Statement 2025

Table of Contents	2025 Proxy Summary

Executive Compensation
Named Executive Officers
Our named executive officers (“NEOs”) for 2024 are:

Douglas J. Pferdehirt Age: 61 Position Held in 2024: Chair and Chief Executive Officer	Alf Melin Age: 55 Position Held in 2024: Executive Vice President and Chief Financial Officer

Justin Rounce Age: 58 Position Held in 2024: Executive Vice President and Chief Technology Officer	Thierry Conti Age: 41 Position Held in 2024: President, Surface Technologies

Jonathan Landes Age: 52 Position Held in 2024: President, Subsea

Our Executive Compensation Philosophy
As a leading technology provider to the traditional and new energies industries, we are committed to delivering on our vision and purpose - to bring together the scope, expertise, and determination to transform our client’s project economics. The C&T Committee ensures that our executive compensation program attracts, retains, and motivates exceptionally talented individuals who drive these ambitions forward, aligning leadership incentives with Company goals and shareholder value creation.

Our executive compensation philosophy is built around three core principles that emphasize pay-for-performance and delivering on our business strategies and shareholders’ interests:

Align compensation to key business objectives
that drive sustainable shareholder value creation.
Incentivize executives
to exceed our short-term and long-term goals and objectives through significant at-risk compensation.
Attract, retain, and motivate
highly skilled executive talent through a competitive compensation program.

Proxy Statement 2025	TechnipFMC	7

2025 Proxy Summary	Table of Contents

What We Do:	What We Don’t Do:
Pay for performance by aligning performance measures with our strategy and shareholder interests	Single-trigger vesting upon a change-in-control
Ensure the majority of NEO compensation is performance-based, “at-risk” compensation	Guaranteed bonuses
Maintain a clawback policy in the event of erroneously awarded incentive-based compensation resulting from a financial restatement, malfeasance, or fraud	Uncapped incentives
Require robust share ownership by executives and directors	Tax gross-ups on any severance payments
Engage an independent, external compensation consultant	Excessive perquisites, benefits, or pension payments
Benchmark compensation against relevant industry peer groups	Discounting, reloading, or repricing of stock options
Cap PSU payout at target when relative TSR exceeds peers’ TSR, but absolute TSR is negative	Hedging and pledging of Company securities
Our 2024 executive compensation framework is summarized below. For additional details regarding our executive compensation program, please see the section entitled “Executive Compensation Discussion and Analysis.”

Component		Objective
FIXED	Base Salary	Provide market competitive compensation for the role	}
}Fixed cash compensation
}Reflects major responsibilities of an NEO’s role
}Set with reference to median compensation market levels of Compensation Peer Group, and positioned accordingly above or below median based on experience, performance, and expected contribution

VARIABLE	Annual Cash Incentive Bonus	Drive and reward the achievement of short-term Company strategic goals and individual contributions	}	Adjusted EBITDA Margin[1]	Sustainability Performance
				Free Cash Flow	Individual Performance
	Long-Term Equity Incentives	Drive and reward the achievement of long-term results and shareholder value creation while reinforcing retention	}	50% ROIC 50% Relative TSR
(1)“Adjusted EBITDA Margin,” for purposes of the compensation incentives, excludes foreign exchange, net, and is a non-GAAP measure. See “Appendix A — Reconciliation of Non-GAAP Measures” in this Proxy Statement.

8	TechnipFMC	Proxy Statement 2025

Sustainability
Our sustainability decisions are guided by our Core Values and Foundational Beliefs, which underpin our commitment to responsible corporate citizenship. These principles drive our efforts to be more sustainable while delivering on strategic goals aligned with long-term value creation. Since 2017, we have implemented measures to hold ourselves accountable and to support these ambitions.
Building on the success of our 2021–2023 Sustainability Scorecard (the “Scorecard”) framework, we have adopted measurable sustainability goals for the 2024-2026 period. This approach reflects our commitment to driving meaningful change, accounting for progress achieved to date, and aligning with the interests of our stakeholders.
A snapshot of our achievements and goals for the 2024–2026 Sustainability Scorecard is set forth below.
Our Sustainability Scorecard
While the Scorecard measures specific achievements in sustainability initiatives, our activities are neither limited to those that are measured on our Scorecard nor to actions and monitoring required by law.
Year One of Our 2024-2026 Scorecard

Sustainability Scorecard: Year One results against 2024-2026 targets

Environmental

New Energy

Introduce three new fully qualified products across the New Energy technology portfolio by 2026[2]

Target: 3

Actual: 1

0
50
100

Renewable energy to power our facilities

Increase the usage of our renewable energy by 2026[2]

2023 baseline: 35%

Target: 60%

Actual: 47%

0
50
100

50 by 30 commitment

Reduce our carbon footprint by 50% by 2030 (kt CO_2 eq.)[3]

2017 Re- Baseline: 312

2030 Target: 156

Actual: 285

0
50
100

Social

Equal Opportunity*

Attract an inclusive candidate pool[1]

Target: 50%

Actual: 51%

0
50
100

Community

Volunteering hours by 2026[2]

Target: 120,000 hours

Actual: 58,619 hours

0
50
100

STEM initiatives[1]

Target: 80%

Actual: 80%

0
50
100

Governance

Leadership in HSE

Safe Choice[1]

Target: 100%

Actual: 100%

0
50
100

Human rights due diligence

Onsite supplier audits[1]

Target: 100%

Actual: 104%

0
50
100

Ethics and compliance

Advanced training for all managerial levels[1]

Target: 100%

Actual: 100%

0
50
100

TechnipFMC

%

We show progress in three ways: [1] Annual as a percentage of the calendar year target; [2] Cumulative as a percentage of the 2026 commitment; and [3] Cumulative as a percentage of our 50 by 30 commitment to reduce our Scope 1 and Scope 2 emissions by 50 percent by 2030.

**50% of the roles filled include one or more candidates from traditionally underrepresented backgrounds in the candidate pool. This target focused on countries representing 80% of our employees.*

For more detail on how each metric is measured and our 2024 results, please see the section entitled “Corporate Sustainability” in our U.K. Annual Report and Accounts. For information on how ESG metrics are tied to our executive compensation program, please see the section entitled “Executive Compensation Discussion and Analysis” below.

Proxy Statement 2025	TechnipFMC	9

Sustainability	Table of Contents

Governance of Corporate Sustainability Matters
Board Oversight
All Board members participate in oversight of corporate sustainability matters. Oversight is concentrated in the Environmental, Social, and Governance Committee (“ESG Committee”), which, as set forth in its charter, has principal responsibility for overseeing our strategic sustainability initiatives. These areas of oversight include:
}Environmental stewardship, responsible investment, corporate citizenship, human rights, and sustainability risk management;
}Reviewing and monitoring the development and implementation of targets, standards, metrics, or methodologies to track the Company’s sustainability performance; and
}Reviewing the Company’s engagement with stakeholders and public disclosures with respect to sustainability matters.
In addition to oversight by the ESG Committee, the Audit Committee, and the C&T Committee also oversee certain sustainability matters that align with their areas of responsibility as detailed in each committee’s charter.

Board of Directors Corporate Sustainability Oversight

ESG	Compensation and	Audit
Committee	Talent Committee	Committee

}Policies, programs, and strategies related to environmental stewardship, responsible investment, corporate citizenship, climate change, human rights, and sustainability risk management
}Development and implementation of targets, standards, metrics, and methodologies related to sustainability
}Public disclosures with respect to sustainability matters
}Policies that support integrity in everything we do, including respect for humanity

}Global strategy and initiatives related to equal opportunity and inclusion efforts and to contributions to the world around us
}Executive compensation structure, which includes sustainability as a performance measure in our Annual Incentive Plan (as detailed in the “Executive Compensation Discussion and Analysis” section.)

}Certain Health, Safety, and Environmental (“HSE”) matters
}Along with the ESG Committee, systems and controls for the prevention of bribery and receive reports on non-compliance
}Cybersecurity and artificial intelligence risk management

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Table of Contents	Sustainability

Management Oversight
TechnipFMC’s Executive Leadership Team ("ELT") sets the overall direction and approach for our environmental, social, and governance efforts. The Sustainability Steering Committee is composed of members of the ELT who are directly responsible for various aspects of the environmental, social, and governance programs. The Sustainability Steering Committee is responsible for the specific Company initiatives toward corporate responsibility, sustainability, climate-related risks and opportunities and actions aimed to further such initiatives. The Sustainability Steering Committee sets the direction and long-term strategy to achieve our sustainability-related plans, the development and implementation of targets, standards, and metrics, or methodologies to achieve our goals, and publication of our external communication on sustainability topics. The Sustainability Steering Committee regularly receives updates and provides guidance to subject-matter experts in each of the environmental, social, and governance pillars that coordinate activity across the Company that underpins our corporate sustainability strategy.
For more information on our governance of sustainability programs, please see the section entitled “Corporate Sustainability” in our U.K. Annual Report and Accounts.

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Proposal 1 —
Election of Directors
What am I voting on?
Upon the recommendation of the ESG Committee, the Board nominated the candidates below for election at the Annual Meeting. The matrix below indicates each director nominee’s key qualifications and pertinent information. Detailed biographies for each of our director nominees are included in the section entitled “Director Nominees” below.
Board highlights
Our director nominees demonstrate a broad range of skills, experience, and perspective.

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Table of Contents	Proposal 1 — Election of Directors

Skills, Experience, and Attributes

Skills, Experience, and Attributes	Pferdehirt	Farley	Carvalho Filho	Gwin	O'Leary	Øvrum	Priestly	Yearwood	Zurquiyah

Public Company Perspective	●	●	●	●	●	●	●	●	●
Executive/Board Experience	●	●	●	●	●	●	●	●	●
Oil & Gas Industry	●	●	●	●	●	●	●	●	●
International Experience/Geographic Diversity	●	●	●	●	●	●	●	●	●
Strategy, M&A, and Risk Management	●	●	●	●	●	●	●	●	●
Governance/Legal	●	●	●	●	●	●	●	●	●
Executive Compensation	●	●		●	●		●	●	●
Sustainability/Emerging Technologies	●		●	●	●	●	●	●	●
Finance/Accounting Expertise	●	●	●	●			●	●	●
Cybersecurity	●	●	●	●	●	●	●		●
Environmental Risk Management	●	●	●	●	●	●		●	●
Independent Director		●	●	●	●	●	●	●	●
Other Public Company Boards	0	2	2	1	0	3	1	2	1
Committee Membership
Audit[1]				●			Chair		●
C&T		●			Chair			●
ESG			Chair			●		●
Demographic Background
Age (Years)	61	66	67	61	69	66	69	65	58
Board Tenure (Years)	8	8	8	2	8	4	8	5	4
Gender (Female or Male)	M	F	M	M	M	F	F	M	F
(1)All members of the Audit Committee are “audit committee financial experts” as defined by the applicable rules of the SEC.

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Proposal 1 — Election of Directors	Table of Contents

Each of the director nominees has consented to serving as a nominee, being named in this Proxy Statement, and serving on the Board, if elected. Each director nominee elected at the Annual Meeting will serve for a one-year term expiring at the 2026 Annual Meeting or until the earliest to occur of (i) his or her successor is elected and qualified, or (ii) his or her earlier death, retirement, resignation, or removal in accordance with our Articles of Association (the “Articles”).

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” the election of each director nominee.
Director Nominees
Our Board is composed of a diverse group of leaders in their respective fields, each qualified to make unique and substantial contributions to our Board. The Board and its ESG Committee believe each director nominee brings valuable skills, experience, and perspectives, contributing to the collective backgrounds and enhancing its ability to effectively oversee the Company’s strategic direction and represent the best interests of the Company’s shareholders.

Career Highlights
}Mr. Pferdehirt has served as our CEO since the merger of FMC Technologies, Inc. and Technip S.A. and as our Chair since May 1, 2019.
}He was previously President and Chief Executive Officer of FMC Technologies from 2016 to 2017 and Chief Operating Officer from 2012 to 2016.
}Prior to joining FMC Technologies in 2012, he spent 26 years at Schlumberger Limited in a succession of executive leadership positions.
Key Skills and Qualifications
}Strong executive leadership skills, including experience as Chief Executive Officer of TechnipFMC and FMC Technologies
}Deep knowledge of the Company’s strategy, markets, technology, and operations
}Extensive energy industry experience and client relationships
}Financial, risk management, strategy, and M&A expertise
}Leadership in health, safety, environmental, and social responsibilities
}Thorough understanding of the different cultural, political, and regulatory requirements in countries where the Company has a significant presence
}Valuable link between the Company’s management and the Board that aids the Board in performing its oversight role
Other Public Company Directorships
}Current: None
}Formerly Held in Past Five Years: None

Douglas J. Pferdehirt Chair and CEO Age: 61 Director Since: 2017 Committees: None

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Table of Contents	Proposal 1 — Election of Directors

Career Highlights
}Ms. Farley was a partner at KKR & Co. L.P., a global investment firm from 2013 until her retirement in 2016, and subsequently served as Senior Advisor from 2016 to 2022 and Vice Chair of the Energy business from 2016 to 2021.
}She began her affiliation with KKR in September 2010 as a co-founder of RPM Energy, LLC, a privately owned oil and gas exploration and development company, which partnered with KKR.
}Prior to founding RPM Energy, Ms. Farley was an Advisory Director at Jefferies Randall & Dewey, a global oil and gas industry advisor, and was Co-President of Jefferies Randall & Dewey from February 2005 to July 2008.
}Prior to that, Ms. Farley served as Chief Executive Officer of Randall & Dewey, an oil and gas asset transaction advisory firm, from September 2002 until February 2005, when Randall and Dewey became the Oil and Gas Investment Banking Group of Jefferies & Company.
}Ms. Farley has extensive oil and gas exploration expertise, holding several positions within Texaco from 1981 to 1999, including President of Worldwide Exploration and New Ventures, President of North American Production, and Chief Executive Officer of Hydro-Texaco, Inc.
}Ms. Farley also served as Chief Executive Officer of Intelligent Diagnostics Corporation from October 1999 to January 2001 and Trade-Ranger Inc. from January 2001 to May 2002.
Key Skills and Qualifications
}Executive management experience, including as chief executive officer of several major organizations
}Oil and gas exploration and production experience
}Extensive energy industry experience and client relationships
}Financial, risk management, strategy, and M&A expertise
}Experience as a board member of public and private companies with international operations
Other Public Company Directorships
}Current: LyondellBasell Industries B.V. and Crescent Energy Company
}Formerly Held in Past Five Years: None

Claire S. Farley Lead Independent Director Age: 66 Director Since: 2017 Committees: C&T

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Career Highlights
}Mr. Carvalho Filho has been a Founding Partner of Virtus BR Partners Assessoria Corporativa Ltda. since May 2009 and is also a Founding Partner of Sinfonia Consultoria Financeira e Participações Ltda. since August 2012, both of which are financial advisory and consulting firms.
}He served as Chief Executive Officer and Managing Partner of Unibanco Investment Bank, a Brazilian investment bank, from April 2008 to March 2009.
}Mr. Carvalho Filho was a consultant for BHP Billiton Metais SA, a global natural resources company, from 2006 to 2011.
}He was a Founding Partner of Iposeira Capital Ltda., established in 2003, as well as STK Capital Gestora de Recursos Ltda., established in 2010, which are independent advisory and asset management companies.
Key Skills and Qualifications
}Executive management experience, including as chief executive officer and founding/managing partner of international investment organizations
}Financial, strategy, risk management, and M&A expertise
}Leadership in health, safety, environmental, and social responsibilities
}International investment experience
}Experience as a board member of public and private companies with international operations
}Contribution to the Board in a way that enhances perspective through diversity in geographic origin and experience
}Experience in Brazil, one of TechnipFMC’s principal markets
Other Public Company Directorships
}Current: Brookfield Renewable Corporation and Companhia Brasileira de Distribuicão (Grupo Pão de Açúcar)
}Formerly Held in Past Five Years: Brookfield Renewable Partners L.P.; Cnova N.V., an affiliate of Companhia Brasileira de Distribuicão; and Oi S.A.

Eleazar de Carvalho Filho Independent Age: 67 Director Since: 2017 Committees: ESG (Chair)

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Table of Contents	Proposal 1 — Election of Directors

Career Highlights
}Robert G. Gwin was President of Anadarko Petroleum Corporation, one of the world’s largest independent oil and natural gas exploration and production companies, until August of 2019 when the company was purchased by Occidental Petroleum Corporation, and previously served as Executive Vice President, Finance and Chief Financial Officer of Anadarko from 2009 to 2018.
}Mr. Gwin served as founding President and CEO of Western Gas Partners, LP from 2007 to 2010, as well as chairman of the boards of both Western Gas Partners, LP and its general partner Western Gas Equity Partners, LP from 2009 to 2018, and as a director of both entities from 2007 to 2019.
Key Skills and Qualifications
}Significant management and operational experience as an executive of a major oil and gas company with international operations
}Strategy and operational expertise, including sustainability and technology experience
}Financial, risk management, and M&A expertise
}Experience as a board member of public and private companies with international operations
Other Public Company Directorships
}Current: Crescent Energy Company
}Formerly Held in Past Five Years: Pembina Pipeline Corporation and Enable Midstream Partners

Robert G. Gwin Independent Age: 61 Director Since: 2023 Committees: Audit

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Career Highlights
}Mr. O’Leary has served as Chief Executive Officer of Strand Energy, a Dubai-based company specializing in business development in the oil and gas industry, since January 2007.
}From 2004 to 2006, he was a partner in Pareto Offshore ASA, a Norwegian consulting firm in the exploration and production sector.
}From 1997 to 2004, Mr. O’Leary served in various roles, most recently as President, for Pride International, Inc., a company specializing in onshore and offshore drilling, which acquired his former company, Forasol-Foramer N.V.
}He previously served as Vice Chair for Marketing for Forasol-Foramer from 1990 to 1998, and, prior to that, served as Development and Partnerships Manager from 1985 to 1989.
}He began his career as a trader in the Irish National Petroleum Corporation before joining Total S.A. as a drilling engineer in 1980.
Key Skills and Qualifications
}Significant industry and leadership experience gained as an executive in international oil and gas companies
}Strategy, risk management, and M&A expertise
}Experience as a board member of public and private companies with international operations
}International experience in countries where the Company has a significant presence
Other Public Company Directorships
}Current: None
}Formerly Held in Past Five Years: None

John O’Leary Independent Age: 69 Director Since: 2017 Committees: C&T (Chair)

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Table of Contents	Proposal 1 — Election of Directors

Career Highlights
}Ms. Øvrum has more than 39 years of experience at Equinor (formerly Statoil), a Norwegian energy company, where she served as Executive Vice President of Equinor ASA, Development and Production Brazil, until her retirement in December 2020.
}Ms. Øvrum held a succession of leadership positions at Equinor, including President, Equinor Brazil, from 2018 to 2020; Executive Vice President of Technology, Projects, and Drilling from 2011 to 2018; Executive Vice President of Technology and New Energy for Statoil Hydro, from 2007 to 2011; Executive Vice President of Technology and Projects, from 2004 to 2007; and Executive Vice President of Health, Safety, and the Environment, during 2004.
}She has also held numerous management and operations positions, including Senior Vice President, Operations Support, Exploration and Production, Norway from 2000 to 2003; Senior Vice President, Operations, Veslefrikk, from 1996 to 1999; Offshore Installation Manager from 1993 to 1996; Production and Maintenance Superintendent from 1991 to 1993; Department Head, Operations Technology from 1989 to 1991; Section Head, Maintenance and Activity Planning from 1988 to 1989; and Strategic Analysis, Production and Maintenance, from 1982 to 1987.
}Ms. Øvrum began her career at Equinor in 1982 in Strategic Analysis, and in 1993, became the first female and the youngest platform manager of the company’s Gulfaks field in the North Sea.
Key Skills and Qualifications
}Significant management, technology, and operational experience as an executive of a major oil and gas company with international operations
}Strategy and operational expertise, including sustainability and technology experience
}Experience as a board member of public and private companies with international operations
}Extensive experience working in Norway and Brazil, countries in which the Company has significant operations
}Contribution to the Board in a way that enhances perspective through diversity in geographic origin, and experience
Other Public Company Directorships
}Current: FMC Corporation, Harbour Energy plc, and Transocean Ltd.
}Formerly Held in Past Five Years: None

Margareth Øvrum Independent Age: 66 Director Since: 2020 Committees: ESG

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Proposal 1 — Election of Directors	Table of Contents

Career Highlights
}Ms. Priestly served as Chief Executive Officer of Turquoise Hill Resources Ltd., an international mining company focused on copper, gold, and coal in the Asia Pacific region, from May 2012 until her retirement in December 2014.
}She previously served as Chief Financial Officer of Rio Tinto Copper (a division of the Rio Tinto Group – Rio Tinto plc and Rio Tinto Limited), a global metal and mining corporation, from 2008 until her appointment as Chief Executive Officer of Turquoise Hill Resources in 2012.
}From 2006 to 2008, she was Vice President, Finance, and Chief Financial Officer of Rio Tinto’s Kennecott Utah Copper operations.
}Ms. Priestly served as Vice President, Risk Management, and General Auditor for Entergy Corporation, an integrated energy company engaged primarily in electric power production and retail distribution operations, from 2004 to 2006.
}Ms. Priestly began her career with global professional services firm Arthur Andersen, where she progressed from staff accountant to partner, holding various management and leadership positions, including serving on the global executive team as Global Managing Partner – People. During her 24 years with Arthur Andersen, she provided tax, consulting, and M&A services to global companies across many industries, including energy, mining, manufacturing, and services.
Key Skills and Qualifications
}Executive management experience as a chief executive officer and senior officer of major organizations with international operations
}Financial, strategy, risk management, and M&A expertise
}Extensive consulting experience
}Experience in a variety of industries that provides diversity of perspective
}Thorough understanding of different cultural, political, and regulatory requirements through her extensive energy and mining experience, including in countries where the Company has a significant presence
Other Public Company Directorships
}Current: SSR Mining Inc.
}Formerly Held in Past Five Years: Stericycle, Inc.

Kay G. Priestly Independent Age: 69 Director Since: 2017 Committees: Audit (Chair)

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Table of Contents	Proposal 1 — Election of Directors

Career Highlights
}Mr. Yearwood served as President, Chief Executive Officer, and Chief Operating Officer of Smith International, Inc., a Houston-based company specializing in the provision of services and the manufacturing of products used by the drilling industry from 2009 until August 2010, when the company merged with Schlumberger Limited.
}Prior to joining Smith International, Inc., he spent more than 26 years at Schlumberger Limited in a succession of executive leadership positions, including President of North and South America Oilfield Services from 2004 to 2006; Vice President, Finance, WesternGeco and OFS Controller from 2000 to 2004; and Vice President, Marketing from 1999 to 2000.
}He began his career serving in numerous management and technical positions for Schlumberger Limited and Dowell Schlumberger, a joint venture with Dow Chemical.
Key Skills and Qualifications
}Significant executive management experience as an executive of a major oil and gas company with international operations
}Experience as a board member of public and private companies with international operations
}Technology, strategy, governance, and M&A expertise
}Oil and gas exploration and production experience
}International experience in countries where the Company has a significant presence
}Diversity in geographic origin that enhances the Board’s perspective
Other Public Company Directorships
}Current: Nabors Industries Ltd. and Vast Renewables Limited
}Formerly Held in Past Five Years: Nabors Energy Transition Corp, an affiliate of Nabors Industries Ltd., which merged with Vast Renewables Limited

John Yearwood Independent Age: 65 Director Since: 2019 Committees: C&T, ESG

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Proposal 1 — Election of Directors	Table of Contents

Career Highlights
}Ms. Zurquiyah has been Chief Executive Officer of Viridien S.A., formerly known as CGG S.A., an advanced technology, digital, and earth data leader, since April 2018. Ms. Zurquiyah has held a succession of leadership positions at Viridien, including as Senior Executive Vice President in charge of the Geology, Geophysics, and Reservoir segment.
}Ms. Zurquiyah joined Schlumberger Limited in 1991 as an interpretation engineer and geophysicist and held successively senior positions before joining Viridien in 2013. She served as Schlumberger Limited’s Vice President of Technology Sustaining from August 2012 to January 2013, as well as its President, Data and Consulting Services, from May 2009 to July 2012. Prior to this, she was Schlumberger Limited’s Chief Information Officer from January 2007 to April 2009.
Key Skills and Qualifications
}Executive management experience, including as Chief Executive Officer of Viridien S.A.
}Financial, technology, sustainability, and oil and gas drilling expertise
}Experience as a board member and member of the audit committee of public companies with international operations
}Contribution to the Board in a way that enhances perspective through diversity in geographic origin and experience
Other Public Company Directorships
}Current: Viridien S.A.
}Formerly Held in Past Five Years: Safran S.A.

Sophie Zurquiyah Independent Age: 58 Director Since: 2021 Committees: Audit

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Corporate Governance
The Board believes that the purpose of corporate governance is to facilitate effective oversight and management of the Company to maximize shareholder value in a manner consistent with our vision statement, purpose, Core Values, Foundational Beliefs, Code of Business Conduct, and all applicable legal requirements.
The Board provides accountability, objectivity, perspective, judgment, and, in some cases, specific industry or technical knowledge or experience. In carrying out its responsibilities to our shareholders, the fundamental role of the Board is to ensure continuity of leadership; the implementation, understanding, and pursuit of a sound strategy for the success of our Company; and the availability of financial and management resources and the implementation of control systems to carry out that strategy.
Governance Guidelines and Key Board Practices
Our Corporate Governance Guidelines (“Governance Guidelines”) contain general principles and practices regarding the function of the Board and its committees. The Governance Guidelines establish a framework to guide the Board in its oversight responsibilities in a manner that is independent of management and aligned with the interests of our shareholders. The Board reviews these governance practices, the laws of England and Wales under which we are incorporated, the rules and listing standards of the NYSE, and the regulations of the SEC, as well as best practices recognized by governance authorities, to benchmark the standards under which it operates.
Key Elements and Practices
}Composition of the Board. Our Board seeks to attract professionals who are not only qualified under the governance rules pertinent to our Company but also contribute to the collective expertise and backgrounds on the Board. Our ESG Committee considers multiple factors in determining whether a candidate is qualified to serve on our Board and helps achieve a balance between fresh perspectives and the deep knowledge and experience of our more tenured directors. As such, our ESG Committee often considers a candidate’s:
(a)Experience in corporate management, as a board member of another publicly held company, and in finance and accounting and/or compensation practices;
(b)Professional and academic experience relevant to our industry and operations, including matters related to technology, cybersecurity, or sustainability;
(c)Leadership skills;
(d)Global awareness and contribution to the collective expertise and backgrounds on the Board; and
(e)Ability to commit the time required for service on our Board.
}Board and Committee Evaluations. Each year, our directors complete a self-evaluation to determine whether the Board and its committees are functioning effectively. Additionally, each of the Audit, C&T, and ESG Committees conducts a separate evaluation of its own performance and the adequacy of its charter. These evaluations include an assessment of the range of talents, expertise, and experiences of the Board members. The Board and its committees, with oversight from the ESG Committee, review the evaluation results and consider recommendations to enhance overall performance.
}New Director Orientation and Continuing Education. An orientation program has been developed for new non-executive directors, which includes written materials and meetings with our executive officers. The orientation program is designed to provide general information about our Board and its committees; a

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Corporate Governance	Table of Contents

review of director duties and responsibilities; and comprehensive information about our industry, operations, strategies, and challenges. The Board believes that ongoing education is important for maintaining an effective Board. Accordingly, our Board encourages directors to participate in ongoing education, and reimburses directors for expenses incurred in connection with such education programs.
}Retirement Policy. As further described in our Governance Guidelines, a non-executive director whose birth date occurs prior to July 1 must retire at the annual general meeting of shareholders of the Company during the year of such director’s 72nd birthday, and a non-executive director whose birth date occurs on or after July 1 must retire at the annual general meeting of shareholders of the Company the year following such director’s 72nd birthday. Our Board may waive this policy on a case-by-case basis on the recommendation of the ESG Committee if it deems a waiver to be in the best interests of the Company and its shareholders.
}Director Share Ownership Requirements. Within five years following initial election to the Board, directors are required to own Ordinary Shares with a value equal to or exceeding five times the Company’s annual cash retainer paid to directors.
Shareholder Engagement

The Company regularly seeks feedback through engagement with shareholders, and we continued this practice in 2024. Our relationships and ongoing dialogue with our shareholders are important to our Board’s corporate governance commitment.
In addition to direct engagement with investment management teams, we continued our practice to engage with shareholders and proxy advisory firms each year as part of our regular, annual shareholder engagement sessions. During these sessions, we discussed our Board leadership structure and composition, general Board practices, and our sustainability efforts. We also welcomed our shareholders’ feedback and suggestions in maintaining the balance between strengthening the link between pay and performance, retaining and motivating our executives, and appropriately compensating our executives for performance, while increasing long-term shareholder value.

Contacted shareholders representing 59% of our outstanding shares
Met with shareholders representing 37% of our outstanding shares

What we discussed

Overview of our business, strategy, and actions taken to align with shareholder interests	Review of our compensation philosophy and framework	Board composition and governance framework	Environmental, Social, and Governance topics

For our 2024-2025 engagement, we contacted proxy advisory firms and our top shareholders representing approximately 59% of our Ordinary Shares outstanding. We ultimately met with a proxy advisory firm and shareholders representing approximately 37% of our Ordinary Shares outstanding.
For more information on our actions that were informed by shareholder feedback, please see the section entitled “2025 Proxy Summary — 2024-2025 Shareholder Engagement Program” above.

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Table of Contents	Corporate Governance

Leadership Structure of the Board
The Board believes that our shareholders are best served by a Board that has the flexibility to adjust our leadership structure to the evolving needs of the Company. The Board believes that a strong Lead Independent Director and a combined Chair and CEO is in the best interest of shareholders.
Each of the Chair’s and Lead Independent Director’s specific responsibilities are listed below:

Executive and Board Leadership	Independent Leadership

Douglas J. Pferdehirt Chair of the Board and CEO	Claire S. Farley Lead Independent Director

Key Responsibilities
•All strategic and operational aspects of the Company
•Serving as the principal external spokesperson for the Company with analysts, investors, media, and clients
•Managing all executives of the Company
•Leading the Board
•High-level government and client engagement

Key Responsibilities
•Approving Board meeting schedules and agendas
•Regularly meeting with the Chair and CEO to discuss Board-related matters
•Presiding over all meetings of the Board at which the Chair and CEO is not present
•Calling meetings of the Board, as necessary
•Presiding over executive sessions of the independent directors
•Acting as the liaison between the independent directors and the Chair and CEO
•Monitoring and reporting to the Board any conflicts of interests of directors
•Participating in the Company’s shareholder engagement program, when required

Our Board believes that a combined Chair and CEO leads to more decisive and effective leadership, both within and outside the Company.

The CEO is the individual with primary responsibility for managing the Company’s day-to-day operations and is best positioned to chair regular Board meetings as the Board discusses key business and strategic issues for the benefit of the Company and its shareholders.
This leadership structure is balanced by the oversight of the Lead Independent Director and the remaining members of our Board, each of whom is an independent director, and ensures that the Board functions independently. Moreover, only independent directors serve on our Audit Committee, C&T Committee, and ESG Committee. In 2024, the Board again appointed Ms. Farley to continue to serve as Lead Independent Director, and she has the ability to call meetings of the Board, and presides over executive sessions of the Board.

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Corporate Governance	Table of Contents

Our fully independent C&T Committee approves our CEO’s compensation, after consulting all independent directors. The CEO’s annual performance objectives are reported and evaluated by both the C&T Committee and during executive sessions of the full Board to promote a comprehensive analysis and evaluation of our CEO’s annual performance.
Finally, the Board believes that the Company’s Governance Guidelines, and the quality, stature, and substantive business knowledge of the Board, as well as the Board’s culture of open communication and transparency with the CEO and senior management, are conducive to Board effectiveness with a combined Chair and CEO position.
The Board regularly evaluates its leadership structure to ensure appropriate, strong, and independent oversight for our shareholders. In doing so, the Board considers shareholder feedback, its evaluation results, peer company practices, and Company performance to confirm that its structure maintains its effectiveness.

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Table of Contents	Corporate Governance

Board Composition and Criteria for Board Membership
Our Board seeks directors whose complementary and diverse knowledge, experience, and skills provide a broad range of perspectives and leadership expertise in areas critical to the Company. These include expertise in the energy and engineering industry, strategic planning and business development, business operations, sustainability and emerging technologies, finance and audit, corporate governance, cybersecurity, and other areas important to the Company’s strategy and oversight. Our Board also assesses director age, tenure, and Board continuity and strives to achieve a balance between the perspectives of new directors and those of longer-serving directors with institutional insights.
Criteria for Board Membership in Governance Guidelines
Our Governance Guidelines state that candidates for our Board, in order to be nominated by our ESG Committee, must be qualified and eligible to serve under applicable law, the Articles, and the NYSE rules, and should have a high level of personal and professional integrity, strong ethics and values, and the ability to make mature business judgments.
In addition, the Governance Guidelines provide that the ESG Committee may consider additional factors when determining whether a candidate is qualified to serve on our Board, including the candidate’s:
}Experience in corporate management, as a board member of another publicly held company, and in finance and accounting and/or compensation practices;
}Professional and academic experience relevant to our industry;
}Leadership skills;
}Global awareness and contributions to the collective expertise and backgrounds on the Board; and
}Ability to commit the time required for service on our Board.

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Corporate Governance	Table of Contents

Board Composition, Refreshment, and Succession Planning
The ESG Committee regularly evaluates the composition of our Board and considers whether the Board has the right set of backgrounds, experience, skills, perspectives, and qualifications to effectively oversee our Company’s strategy and our executives’ execution of that strategy. One of the key goals of our Board composition is to ensure we have the right skills and experience on our Board to execute our strategic goals successfully and efficiently. As such, the Board actively considers diversity of backgrounds, experience, skills, geography, qualifications, and perspectives, in the recruitment and nomination of directors. Our current directors possess a diversity of such skills, experience, and expertise that are relevant to our business, such as the following:
}Executive leadership;
}Industry experience;
}Corporate governance and legal;
}Strategy and risk management;
}A range of backgrounds and perspectives;
}Sustainability and emerging technologies;
}External public company board service;
}Finance and audit;
}Cybersecurity;
}Environmental; and
}Acquisition, divestment, and investment portfolio management.
The ESG Committee conducts a search, which may include assistance from an independent search firm, to identify, screen, and assess the capabilities of potential new director candidates. In recent years, this process resulted in the Company identifying and appointing new Board members in 2019, 2020, 2021, and 2023: Mr. Yearwood, Mses. Øvrum and Zurquiyah, and Mr. Gwin, respectively, as part of our ongoing Board refreshment focus.
In addition to evaluating directors’ skills and experience that tie directly to our business strategy, the ESG Committee also regularly considers any changes in the professional status, independence, external commitments, and other public company directorships of our directors to assess the potential impact of these changes on the Board’s effectiveness.

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Table of Contents	Corporate Governance

Board and Committee Evaluations
The Board believes that a rigorous evaluation process is an essential component of strong corporate governance practices. Each year, the Board reviews its effectiveness through a comprehensive self-evaluation process at the Board and committee levels.

Process is Initiated The ESG Committee reviews and approves the process to evaluate the performance of the Board and its three committees.

▼

Evaluation Distributed Questionnaires are distributed through a third-party web-based platform. The process encourages candid responses from our directors and promotes productive discussions.
Questionnaires solicit feedback on issues, including: }Board/Committee operations }Succession planning }Committee composition, processes, and effectiveness	}Board dynamics }Director preparation, participation, and contribution }Management preparation and communications

▼

Analysis Completed questionnaires are analyzed and summarized by Company management and reported to the ESG Committee Chair.

▼

Presentation of Results The ESG Committee Chair reviews the results of the evaluations with the full Board and each committee to determine areas of opportunity.

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Corporate Governance	Table of Contents

Board Commitments
In conjunction with our Board and committee evaluations, our ESG Committee is responsible for ensuring that our directors possess and demonstrate a willingness to devote the required time and attention to Board duties and to otherwise fulfill the responsibilities required of directors.
A majority of our directors serve on no more than two other public company boards of directors. In addition, unless otherwise determined by our Board, no member of the Audit Committee may serve as a member of the audit committee of more than two other public companies.
In assessing our directors’ ability to devote the required time to his or her Board duties, the ESG Committee reviews the nature of the other companies on which they serve. The ESG Committee also discusses with each director the time commitments and expectations of his or her other board duties to ensure that he or she can continue to serve the Company and its shareholders effectively. Our ESG Committee and our Board believe that each of our directors will continue to demonstrate her or his expertise and ability to dedicate sufficient time to carry out Board duties effectively and diligently.
Shareholder Recommendations for Future Candidates
Shareholders may submit recommendations for future candidates for election to the Board for consideration by the ESG Committee by writing to us at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, Attention: Corporate Secretary. All recommendations from shareholders will be reviewed by the ESG Committee. The ESG Committee evaluates nominees recommended by shareholders in the same manner in which it evaluates other nominees. Please see the section entitled “Criteria for Board Membership in Governance Guidelines” above for more information.
Enterprise Risk Management
Executive management is responsible for the day-to-day management of the risks the Company faces, while our Board, as a whole and through its various committees, has responsibility for the oversight of risk management for the Company. The Company has an Enterprise Risk Management (“ERM”) process and framework to identify and evaluate varying levels of risk and their potential impact on the Company, as well as steps to mitigate those risks. As part of the ERM framework, our senior management, led by our Chair and CEO, undertakes a process that identifies, categorizes, and analyzes the relative severity and likelihood of the various risks to which the Company is or may be subject. In addition, our Board and its committees receive periodic reports from senior management that identify and assess significant enterprise-related risks and address mitigation strategies and plans implemented or proposed for each key risk.
In addition, while the Board has ultimate responsibility for overall risk management oversight, it has designated each of its three Board committees with oversight of certain risks within their own areas of responsibility, as indicated in the table below.

Audit Committee	Compensation and Talent Committee	ESG Committee

}Legal and regulatory compliance related to financial statements and disclosures
}Financial reporting and internal controls
}Liquidity
}Contract management
}Cybersecurity and artificial intelligence
}Other risks, such as taxes and foreign exchange
}Insurance

}Legal and regulatory compliance related to compensation and benefits
}Compensation policies and practices (including employee benefit plans and administration of equity plans)
}Procedures for management succession
}Equal opportunity and inclusion
}Legal and regulatory compliance related to corporate governance }Director succession }Crisis management preparedness }Sustainability }Company’s compliance program

HSE risks and mitigating actions are reported to the Board of Directors for consideration and advice. HSE is one of the core risk areas for our Company, and therefore, the entire Board oversees HSE risks. For more information on our HSE activities, please see the section entitled “Health, Safety, and Security” in our U.K. Annual Report and Accounts.

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Table of Contents	Corporate Governance

Committees of the Board of Directors
The Board continually reviews the scope of responsibilities of its committees to ensure that each functions appropriately to provide requisite oversight and guidance. Our Board maintains an Audit Committee, a C&T Committee, and an ESG Committee, each of which comprises a minimum of three directors selected by the Board upon recommendation of the ESG Committee. Each member of our Audit Committee, C&T Committee, and ESG Committee, which collectively includes all members of our Board other than our Chair and CEO, meets the independence standards as defined under the NYSE’s listing standards and SEC rules, as applicable. Additionally, each member of our Audit Committee qualifies as an “audit committee financial expert,” as defined by SEC rules.
The Board receives regular updates from its committees on individual categories of risk, including strategy, financial/operations, cybersecurity, people, technology, investment, legal/compliance, political/legislative/ regulatory, corporate social responsibility, and sustainability. Each of these committees operates pursuant to a written charter setting out the functions and responsibilities of the committee, which is reviewed annually, and may be viewed on our website at www.technipfmc.com under the heading “About us > Corporate Governance.”
Audit Committee

2024 Meetings: 4
Current Members	Primary Responsibilities

Kay G. Priestly (Chair) Robert G. Gwin Sophie Zurquiyah
}Oversight of the financial management and control of the Company, as well as oversight of the Company’s independent registered public accounting firm
}Monitoring the Company’s financial reporting process
}Reviewing the Company’s consolidated financial statements and internal controls with management and the independent auditor
}Monitoring the Company’s compliance with its internal accounting and control policies, as well as legal and regulatory requirements to the extent such compliance relates to the consolidated financial statements and financial disclosures
}Selecting, subject to shareholder approval, the Company’s independent auditor, and reviewing the qualifications, independence, performance, and remuneration of such independent auditor
}Reviewing the effectiveness and performance of the Company’s internal audit function
}Considering risks relating to artificial intelligence and cybersecurity, including receiving regular reports on the Company’s cyber readiness, adversary assessment, risk profile status, and any countermeasures being undertaken or considered by the Company
}Reviewing the effectiveness of processes for reviewing and escalating financial-related allegations reported through the Company’s allegation hotline
}Reviewing certain Company metrics on HSE matters

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Corporate Governance	Table of Contents

C&T Committee

2024 Meetings: 4
Current Members	Primary Responsibilities

John O’Leary (Chair) Claire S. Farley John Yearwood
}Reviewing, evaluating, and approving the agreements, plans, policies, and programs of the Company to compensate its independent directors, the Chair and CEO, and other officers
}Consistent with equity plans approved by the Company’s shareholders, reviewing, evaluating, and approving all equity awards by the Company to executive officers and approving the number of equity securities or equity derivatives that the CEO is authorized to allocate to all other employees at his discretion
}Reviewing the compensation disclosures in the Company’s U.K. Annual Report and Accounts and Proxy Statement for the Company’s annual general meeting of shareholders
}Producing the C&T Committee Report to be included in the Company’s Proxy Statement
}Reviewing, evaluating, and approving the directors’ remuneration policy and the directors’ remuneration report
}Reviewing and evaluating potential successors for executive officers and others in senior management
}Reviewing and evaluating global strategy on equal opportunity and inclusion
}Otherwise discharging the Board’s responsibilities related to compensation of the Company’s executive officers and directors

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Table of Contents	Corporate Governance

ESG Committee

2024 Meetings: 4
Current Members	Primary Responsibilities

Eleazar de Carvalho Filho (Chair) Margareth Øvrum John Yearwood
}Advising and making recommendations to the Board regarding corporate governance and sustainability practices and initiatives and overseeing the Company’s progress in implementing its practices and programs
}Monitoring the development and implementation of the Company’s compliance program (including procedures for allegation reporting, investigation, and remediation) to ensure that the Company operates in compliance with the principles of ethical conduct and good governance
}Identifying individuals qualified to become Board members, consistent with the criteria approved by the Board, evaluating and recommending director independence, and recommending director nominees to the Board for election at the annual general meeting of shareholders or for appointment to fill vacancies on the Board
}Recommending directors to serve on each committee of the Board and recommending the Lead Independent Director
}Leading the Board in the annual performance evaluation of the Board and its committees

Board Meetings and Attendance
Our Board met in person or by telephone conference four times in 2024. Each of the 2025 director nominees attended 100% of Board and his or her respective committee meetings in 2024.
We encourage our directors to attend the Annual Meeting. Each of the 2025 director nominees attended our 2024 Annual Meeting.
Director Independence
Annual Review of Independence
The ESG Committee conducts an annual review of the independence of Board members and reports its findings to the full Board, which then makes a determination as to the independence of each director, as defined under the standards adopted by the NYSE and regulations adopted by the SEC. These standards specify certain relationships that are prohibited in order for a director to be deemed independent. In addition to these objective standards, our Board makes a subjective determination of independence by evaluating all relevant facts and circumstances. In particular, when assessing the materiality of a director’s relationship with the Company, the Board considers the issue not merely from the standpoint of the director, but also from the standpoint of persons or organizations with whom the director has an affiliation.
The Board has not adopted a policy that deems a director to be non-independent after a certain tenure on the Board as we believe our retirement policy and natural turnover will achieve the appropriate balance between long-term directors with deep institutional knowledge and new directors who bring fresh perspectives to our Board. Our Board reviews director tenure in connection with its director independence determinations. If all of

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Corporate Governance	Table of Contents

our director nominees are elected at the Annual Meeting, the average tenure of our independent directors will be approximately six years as the Board believes prior service on our legacy companies differed in breadth and scope from current service on our Board.
The Board’s independence determinations included a review of all 2024 commercial transactions, relationships, and arrangements between us and our subsidiaries, affiliates, and executive officers with entities associated with our directors or members of their immediate family. Such transactions, relationships, and arrangements are summarized below.
}The Board considered that Mses. Farley and Øvrum, and Messrs. O’Leary and Yearwood, each served as directors or executive officers at companies that have had commercial business relationships with the Company in 2024, all of which were ordinary course commercial transactions.
}Ms. Øvrum is a member of the Board of Directors of FMC Corporation, our former parent company. Our Company and FMC Corporation are parties to a separation and distribution agreement and a joint litigation defense agreement that relate to the separation of the companies’ businesses that occurred in 2001.
Independence Determination
In determining that none of the relationships noted above affected the independence of any of the interested directors, the ESG Committee considered the nature of the transactions, the dollar amounts involved, and the respective director’s role, if any, in the transaction.
Based on the report and recommendation of the ESG Committee, the Board has affirmatively determined that each of our non-executive directors is “independent” as defined under the NYSE listing standards. As such, following our Annual Meeting, eight of our nine directors will be non-executive, independent directors. In addition, the Board has affirmatively determined that all of the members of the Audit Committee and C&T Committee satisfy the enhanced independence criteria required for such members under regulations adopted by the SEC and NYSE listing standards.
Compensation Committee Interlocks and Insider Participation
From January 1, 2024 through December 31, 2024, the members of the C&T Committee of the Board were Claire S. Farley, John O’Leary, and John Yearwood. None of these members have ever been an officer or employee of the Company or any of our subsidiaries or had any relationships with us or any of our subsidiaries requiring disclosure under SEC regulations. None of our executive officers has ever served on the board of directors or the compensation committee (or board committee performing equivalent functions) of any other entity that has had any executive officer serving as a member of our Board or C&T Committee. None of the members of our C&T Committee has a relationship with the Company that is required to be disclosed under Item 404 of SEC Regulation S-K.
Communications with Directors
To provide our shareholders and other interested parties with a direct and open line of communication to our Board, a process has been established for communications with any member of the Board, including our Lead Independent Director, the Chair of any of our committees, or with our non-executive directors as a group, by sending such written communication to c/o Lead Independent Director, TechnipFMC plc, Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom. Please visit our website at www.technipfmc.com for any changes to our principal headquarters address. All communications will be received, processed, and then directed to the appropriate member(s) of our Board, other than, at the Board’s request, certain items unrelated to the Board’s duties, such as spam, junk mail, solicitations, employment inquires, and similar items.

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Director Compensation
This section describes the Company’s compensation program that applies to our non-executive directors. The compensation of our Chair and CEO, Douglas Pferdehirt, is included in the “Executive Compensation Discussion and Analysis” section below because he is a NEO under the SEC rules.
Non-executive Director Compensation
The compensation program for non-executive directors comprises a mix of cash compensation and restricted stock unit (“RSU”) awards. It is designed to provide a competitive package that enables the Company to attract and retain highly skilled individuals with relevant experience and the necessary time and ability to serve on the board of a company of our size, complexity, and geographical breadth.
The C&T Committee’s independent compensation consultant provides an annual assessment of trends in director compensation and the amounts and types of compensation paid to non-executive directors at the companies in the Company’s Compensation Peer Group, as described in the “Executive Compensation Discussion and Analysis — Executive Compensation Governance” section of this Proxy Statement. Our Directors’ Remuneration Policy provides for an annual cap on total remuneration, and all decisions regarding non-executive director compensation are recommended by the C&T Committee and approved by the Board.
In 2024, the C&T Committee recommended adjustments to two elements of the non-executive directors’ compensation mix to better align total compensation with the median of the Company’s Compensation Peer Group. Consequently, the Board approved a $5,000 increase to the annual cash retainer and a $10,000 increase to the annual equity grant effective January 1, 2024.

Key Non-executive Director Compensation Practices

The C&T Committee engages an independent compensation consultant to recommend changes in compensation for non-executive directors, based on market and peer competitiveness and program strategy trends in non-executive director compensation.

Non-executive director compensation is reviewed annually by our C&T Committee, comprising independent directors, and any changes must be approved by our full Board.
Our Directors’ Remuneration Policy provides for an annual cap on total remuneration.
Each non-executive director is subject to a share ownership requirement of 5x the annual cash retainer.

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Director Compensation	Table of Contents

Components of Non-executive Director Compensation
The following table describes the components of the Company’s non-executive director compensation program for 2024.

Compensation Element	Compensation

Annual Cash Retainer	$105,000

Annual Equity Grant	$185,000 in RSUs, vesting after one year of service and settled in Ordinary Shares on a date elected by the non-executive director that is either (a) after a period of one to 10 years from the grant date or (b) upon their separation from Board service. The elections are made prior to the beginning of the grant year and are irrevocable after December 31 of the year prior to grant.

Annual Chair Fee	$25,000 for Audit Committee $20,000 for C&T Committee $15,000 for ESG Committee

Annual Lead Independent Director Fee	$50,000

Committee Member Fee	$2,500 per committee meeting

Other Benefits	Reimbursement of travel and other related expenses incurred in connection with attending Board and committee meetings

Non-executive Director Compensation Table
The following table details the total compensation for our non-executive directors for the year ended December 31, 2024. Our Chair and CEO, Mr. Pferdehirt, did not receive any additional compensation for his service as a director.
Members of the Board of Directors

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	All Other Compensation ($)[3]	Total ($)

Eleazar de Carvalho Filho	130,000	185,000	9,018	324,018
Claire S. Farley	165,000	185,000	—	350,000
Robert Gwin	115,000	185,000	—	300,000
John O’Leary	135,000	185,000	—	320,000
Margareth Øvrum	115,000	185,000	3,370	303,370
Kay G. Priestly	140,000	185,000	—	325,000
John Yearwood	125,000	185,000	—	310,000
Sophie Zurquiyah	115,000	185,000	2,433	302,433
(1)Includes the annual cash retainer, the amount of fees paid for committee membership and additional fees paid to the Chair of each Board committee and to the Lead Independent Director.

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Table of Contents	Director Compensation

(2)RSU grants were valued using the closing price on the NYSE of the Company’s Ordinary Shares on February 16, 2024 of $19.72 per share, in accordance with the SEC proxy disclosure rules and Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The RSUs are forfeited if a director leaves the Board prior to the vesting date of the RSUs, except in the event of death, disability, a change in control of the Company in which case the RSUs will fully vest. The aggregate outstanding RSUs held by each of the Company’s non-executive directors on December 31, 2024, was 582,087 (507,039 of which were vested but not yet settled in Ordinary Shares as of December 31, 2024). Dividend equivalents will accrue on the RSUs to the extent the Company pays dividends on its Ordinary Shares. The individual values for each non-executive director are as follows:

Name	Total Outstanding RSUs held on December 31, 2024	Outstanding RSUs that are vested but not settled

Eleazar de Carvalho Filho	55,772	46,391
Claire Farley	114,476	105,095
Robert Gwin	22,912	13,531
John O’Leary	114,476	105,095
Margareth Øvrum	75,147	65,766
Kay Priestly	101,985	92,604
John Yearwood	31,310	21,929
Sophie Zurquiyah	66,009	56,628
(3)The amounts reflected in the “All Other Compensation” column for the fiscal year ended December 31, 2024, represent spousal travel for the following: Mr. de Carvalho Filho $9,018, Ms. Øvrum $3,370, and Ms. Zurquiyah $2,433.
Other Benefits
Each non-executive director receives reimbursement for travel and other related expenses incurred in connection with attending Board and committee meetings.
Director Share Ownership Requirements

To further align the interests of non-executive directors with the interests of the Company’s shareholders, each non-executive director is subject to a share ownership requirement.

Ownership Requirement	5x the annual cash retainer

Covered Share Interests	Ordinary Shares and RSUs that the director owns and/or has a beneficial interest

Time for Achievement	Five years from initial appointment
All of our directors met their applicable share ownership requirements as of December 31, 2024.

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Proposal 2 — 2024 Say-on-Pay for NEOs
What am I voting on?
Executive compensation is important to the Company, the Board, the C&T Committee, and the Company’s shareholders. Our executive compensation program is reviewed by the C&T Committee with the objective of developing a program that drives the achievement of the Company’s overall performance and business strategies to create and preserve value for our shareholders.
Our say-on-pay vote gives our shareholders the opportunity to vote on a non-binding, advisory basis, to approve the compensation of our NEOs as disclosed in this Proxy Statement, including the Executive Compensation Discussion and Analysis, compensation tables, and narrative discussion. We currently include this advisory vote on an annual basis. Subject to the outcome of Proposal 3, the next such vote is expected to occur at our 2026 Annual Meeting.
While the say-on-pay vote is advisory and therefore not binding, our Board and C&T Committee value the diverse perspectives of our shareholders, which we receive through a number of channels, including the say-on-pay vote. We carefully consider our shareholders’ feedback throughout the year in evaluating our executive compensation program. We are asking our shareholders to approve the compensation of our NEOs by casting a vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”
Where can I find information about executive compensation?
The “Executive Compensation Discussion and Analysis” section of this Proxy Statement describes in detail our executive compensation program and decisions made by our C&T Committee for 2024.
Is this vote binding on the Board or the C&T Committee?
This vote is advisory only, pursuant to Section 14(a) of the Exchange Act, and our NEOs’ 2024 compensation is not conditional on it. The vote will not be binding upon the Board or the C&T Committee, and neither the Board nor the C&T Committee will be required to take any action (or refrain from taking any action) as a result of the outcome of the vote on this proposal.
The Board values shareholders’ feedback, and the C&T Committee will review and consider the outcome of the vote, as well as feedback received directly from shareholders from our shareholder engagement program, in connection with the ongoing review of the Company’s executive compensation program.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” this proposal.

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Proposal 3 — Frequency of Future Say-on-Pay Proposals for NEOs
What am I voting on?
Pursuant to Section 14(a) of the Exchange Act, not less frequently than every six years, we are required to ask shareholders to vote on the frequency of our future Say-on-Pay proposals for NEOs. Shareholders will be able to specify one of four choices for this proposal on the proxy card: every year, once every two years, once every three years, or abstain.
The Board has determined that holding an advisory vote on executive compensation every year is the most appropriate frequency for the Company and recommends that shareholders vote for future advisory votes on executive compensation to occur every year. We believe that an annual Say-on-Pay proposal for NEOs is consistent with (a) our practice of seeking input and engaging in dialogue with our shareholders on corporate governance, executive compensation, and sustainability matters, (b) our executive compensation philosophy, policies, and practices, and (c) our annual advisory vote on our directors’ remuneration report (see Proposal 4), which must be submitted annually to shareholders pursuant to the Companies Act.
Is this vote binding on the Board or the C&T Committee?
This vote is advisory only, pursuant to Section 14(a) of the Exchange Act, and will not be binding upon the Board or the C&T Committee. Neither the Board nor the C&T Committee will be required to take any action (or refrain from taking any action) as a result of the outcome of the vote on this proposal. The resolution and vote are a means of providing shareholder feedback to the Board. The Board values shareholders’ feedback and will review and consider the outcome of the vote when determining the frequency of future advisory votes related to the Say-on-Pay Proposal for NEOs.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” “every year” for this Proposal.

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Proposal 4 — 2024 Directors’ Remuneration Report
What am I voting on?
All U.K. incorporated companies that are “quoted companies” under the Companies Act are required to submit their directors’ remuneration report to shareholders on an annual basis. As such, we are asking our shareholders to approve, on a non-binding advisory basis, the 2024 Directors’ Remuneration Report of our U.K. Annual Report and Accounts, which reports our 2024 executive and non-executive directors’ compensation. Please see the discussion under “Executive Compensation Discussion and Analysis” below for the reasons why the Board is recommending that the shareholders vote “FOR” the 2024 Directors’ Remuneration Report.
Is this vote binding on the Board or the C&T Committee?
This vote is advisory only, pursuant to the Companies Act, and our directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced, or withheld in the event the resolution is not passed.
The resolution and vote are a means of providing shareholder feedback to the Board. The Board values shareholders’ feedback, and the C&T Committee will review and consider the outcome of the vote in connection with the ongoing review of the Company’s executive director and non-executive director compensation program.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” this proposal.

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Proposal 5 — Prospective Directors’ Remuneration Policy
What am I voting on?
As a company governed by the Companies Act and in accordance with Section 439 thereof, we are asking shareholders to approve our prospective Directors’ Remuneration Policy, the form of which is presented in the 2025 Directors’ Remuneration Report of our U.K. Annual Report. The Directors’ Remuneration Policy describes the Company’s forward-looking policy on directors’ remuneration, including information on payments to directors for loss of office.
The Directors’ Remuneration Policy is subject to a binding shareholders’ vote by ordinary resolution at least once every three years, the last of which occurred at our 2024 Annual Meeting. However, throughout 2024, the C&T Committee conducted a comprehensive review of the Remuneration Policy to ensure it remains appropriate, provides operational flexibility, and further aligns compensation with shareholder interests. As a result of this review, the C&T Committee, with the approval of our independent directors, is proposing an incremental component to our executive compensation program by including a special, one-time value creation plan (the “Value Creation Plan”). Aligned with our unwavering commitment to deliver long-term shareholder value, this plan is intended to further incentivize executives—above and beyond existing plans—to deliver significant and sustained value creation through ambitious performance targets. To provide the C&T Committee with the flexibility to design and implement this new Value Creation Plan, a revised Directors’ Remuneration Policy is hereby submitted for shareholder approval at the Annual Meeting.
If approved, the amended Directors’ Remuneration Policy will take effect following the Annual Meeting. On approval of the amended Directors’ Remuneration Policy, all payments by the Company to its directors and former directors will be made in accordance with the amended Directors’ Remuneration Policy, unless a payment has been separately approved by a shareholder resolution.
What happens if this resolution is not approved?
If the amended Directors’ Remuneration Policy is not approved at the Annual Meeting, the existing 2024 Directors’ Remuneration Policy will continue to apply. However, if the amended Directors’ Remuneration Policy is not approved, the Company may not be able to pay expected compensation to its directors, including the Chair and CEO, which could materially harm its ability to attract and retain quality directors and top executives and to manage its business.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” this proposal.

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Executive Compensation Discussion and Analysis
Our executive compensation program is designed to attract, retain, and reward exceptional management talent to lead our business and drive the execution of our strategy. This Executive Compensation Discussion and Analysis outlines our 2024 executive compensation philosophy and objectives, describes the components of our executive compensation program, and explains the C&T Committee’s decision-making process for determining the 2024 compensation of our NEOs listed below.
Named Executive Officers

Douglas J. Pferdehirt Age: 61 Position Held in 2024: Chair and Chief Executive Officer	Alf Melin Age: 55 Position Held in 2024: Executive Vice President and Chief Financial Officer

Justin Rounce Age: 58 Position Held in 2024: Executive Vice President and Chief Technology Officer	Thierry Conti Age: 41 Position Held in 2024: President, Surface Technologies

Jonathan Landes Age: 52 Position Held in 2024: President, Subsea

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Table of Contents	Executive Compensation Discussion and Analysis

Executive Summary
Actions that Created Shareholder Value in 2024
We are committed to creating long-term and sustainable shareholder value through strategic actions that benefit both the Company and our shareholders.

Below is a summary of key actions taken during 2024 intended to create growth and value for shareholders:

}Distributed $486 million to shareholders through dividends and share repurchases, nearly doubling total distributions versus the prior year;
}Authorized additional share repurchase of up to $1 billion in October;
}Increased our target for shareholder distributions, now committing to return at least 70% of annual free cash flow[1] to shareholders in 2025;
}Achieved investment grade ratings, providing access to lower cost funding;
}Demonstrated further progress in leveraging our core technologies and competencies in support of the energy transition, with significant inbound orders for carbon reduction projects that included two industry firsts:
}Received an iEPCI™ award utilizing subsea processing to capture CO2 directly from the well stream for injection back into the reservoir—all taking place on the seafloor—for Petrobras’ Mero 3 HISEP® project; and
}Received an all-electric iEPCI™ award for CO2 transportation and storage for the Northern Endurance Partnership.

(1)Free cash flow is calculated as cash provided by operating activities less capital expenditures.
2024 Performance and Impact on Executive Compensation
We Outperformed Our Peers and Major Indexes During 2024
Our TSR in 2024 meaningfully outperformed our peer groups and the PHLX Oil Service Sector (“OSX”) index due to the Company’s strong execution and key strategic initiatives outlined above.
The graph above compares the cumulative TSR on our Ordinary Shares for the period from December 31, 2023 to December 31, 2024 with our Relative TSR Peer Group, our Compensation Peer Group (both as defined below in the section entitled “Executive Compensation Governance”), and the OSX index. The comparison assumes $100 was invested, including reinvestment of dividends, if any, in our Ordinary Shares, Relative TSR Peer Group, Compensation Peer Group, and the OSX index on December 31, 2023. The results shown in the graph above are not necessarily indicative of future performance.

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Executive Compensation Discussion and Analysis	Table of Contents

CEO Pay Is Aligned with Performance of TechnipFMC
One of the variables we use to assess pay for performance is the relationship between CEO pay and TSR performance, using the Relative Degree of Alignment (“RDA”) methodology from Institutional Shareholder Services. This analysis is performed by the C&T Committee’s independent compensation consultant and is reviewed by management and the C&T Committee.
The analysis below compares the most recent three-year average Summary Compensation Table values, based on proxy disclosures from 2022 through 2024 (the latest available data for our Compensation Peer Group, as defined in the section entitled “Compensation Peer Group”) with TSR performance for the 2022-2024 period.
As demonstrated in the chart below, three-year CEO pay and TSR performance reflect strong alignment highlighting the effectiveness of our compensation strategy.
2024 Compensation Highlights
The C&T Committee’s key 2024 compensation decisions are summarized below, and additional details can be found in the section entitled “2024 Executive Compensation in Detail” of this Proxy Statement.
Compensation Adjustments
The C&T Committee carefully evaluated each NEO’s compensation with our independent compensation consultant to ensure compensation is competitively positioned, effectively incentivizes the creation of shareholder value, and drives the achievement of key business objectives. Consistent with our executive compensation philosophy and our Directors Remuneration Policy, the C&T Committee approved the following adjustments for select NEOs in 2024:
}Base Salary. Increased base salaries by 7.1% for Messrs. Melin and Rounce, effective January 1, 2024. These adjustments reflect consideration of peer and survey data, individual performance, tenure, and other relevant factors.
}Annual Cash Incentives. Increased Mr. Conti’s annual incentive target award opportunity from 75% to 100% of base salary. This adjustment aims to ensure a competitive total cash compensation position and strengthens alignment with the achievement of key financial and business objectives tied to the annual incentive program.

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Table of Contents	Executive Compensation Discussion and Analysis

}Annual Long-Term Incentive Target. Increased Messrs. Landes’ and Conti’s annual long-term incentive target from 250% to 300% and from 125% to 150%, respectively, of base salary. These adjustments aim to ensure a competitive total direct compensation position and further align with the creation of sustainable shareholder value.
Incentive Payouts
}2024 Annual Cash Incentive. The weighted payout for the three business performance indicators (“BPI”), which constitute 75% of the annual cash incentive, was 151%. Each BPI component is weighted 25% and had the following performance:
}The performance for Adjusted EBITDA Margin was calculated to be 146%;
}Performance for free cash flow was calculated to be 192%; and
}Performance for Year One of the 2024-2026 Sustainability Scorecard objectives was confirmed at 115%.
}The payout for the individual annual performance indicator (“API”), which constitutes 25% of the annual cash incentive, averaged 170% for NEOs and was approved by the C&T Committee based on the achievement of individual objectives for 2024. For more information, see the section entitled “2024 Executive Compensation in Detail — Annual Cash Incentive” below.
}Payout under the 2022 PSU Awards for the 2022-2024 performance period. Relative TSR and return on invested capital (“ROIC”) for the three-year performance period from January 1, 2022 to December 31, 2024 was above the max performance threshold for both measures, resulting in a weighted payout of 200%. For more information, see the section entitled “2024 Executive Compensation in Detail — Long-Term Equity Incentives — Payout under the 2022 PSU Awards for the 2022-2024 Performance Period” below.

Looking ahead – 2025 Compensation Changes
After a comprehensive review with our independent compensation consultant and informed by valuable shareholder feedback, the C&T Committee approved the following changes to the 2025 annual cash incentive framework:
}Enhanced Financial Focus: The combined weight of financial measures—Adjusted EBITDA Margin and free cash flow—will increase from 50% to 70%, underscoring their critical role in driving business results and shareholder value.
}Heightened Emphasis on Individual Performance: The weight of the individual performance component will increase from 25% to 30%, further prioritizing the achievement of key objectives by each NEO. These measures will continue to align with key strategic business objectives, including sustainability targets and other strategic initiatives tailored to each executive’s role.
Under this updated framework, the 2024-2026 Sustainability Scorecard metric will no longer serve as a standalone element of the annual cash incentive. Nevertheless, strategic sustainability goals will remain embedded within the individual performance component for each NEO, ensuring that sustainability objectives remain integral to our strategy.
These adjustments reflect our commitment to further aligning executive incentives with shareholder interests while maintaining a robust pay-for-performance culture, and in doing so, the C&T Committee has ensured that these changes support both immediate business priorities and long-term strategic objectives. Details on 2025 targets and achievements will be provided in our 2026 Proxy Statement.

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Say-on-Pay and Shareholder Engagement
The C&T Committee values our shareholders’ feedback on our executive compensation program as expressed through our regular shareholder engagement actions and the annual “say-on-pay” vote. At our 2024 Annual Meeting, we received 86% support for our “say-on-pay” proposal.
As part of our regular annual shareholder engagement, we contacted shareholders representing 59% of our outstanding shares and met with shareholders representing 37% of our outstanding shares. A team comprising senior leadership in Investor Relations, Legal, and People & Culture discussed and obtained feedback from shareholders on an important range of topics, including our executive compensation program, the framework and design of short- and long-term incentives, and the rationale and strategy behind our incentive measures.
Shareholder feedback reflected strong support for our current executive compensation program and compensation philosophy. For more information on our broader shareholder engagement efforts, see the section entitled “Corporate Governance — Shareholder Engagement” above.
Compensation Governance Practices
Our executive compensation practices are designed to drive performance, align with shareholder interests, and support strong governance practices that align with prevalent market standards in executive compensation. These practices are reviewed annually through shareholder engagement, recommendations from our independent compensation consultant, and executive compensation best practices.

What We Do:	What We Don’t Do:
Pay for performance by aligning performance measures with our strategy and shareholder interests	Single-trigger vesting upon a change-in-control
Ensure the majority of NEO compensation is performance-based, “at-risk” compensation	Guaranteed bonuses
Maintain a clawback policy in the event of erroneously awarded incentive-based compensation resulting from a financial restatement, malfeasance, or fraud	Uncapped incentives
Require robust share ownership by executives and directors	Tax gross-ups on any severance payments
Engage an independent, external compensation consultant	Excessive perquisites, benefits, or pension payments
Benchmark compensation against relevant industry peer groups	Discounting, reloading, or repricing of stock options
Cap PSU payout at target when relative TSR exceeds peers’ TSR, but absolute TSR is negative	Hedging and pledging of Company securities

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Our Approach to Executive Compensation
Our Executive Compensation Philosophy
As a leading technology provider to the traditional and new energies industries, we are committed to delivering on our vision and purpose—to bring together the scope, expertise, and determination to transform our clients’ project economics. The C&T Committee ensures that our executive compensation program attracts, retains, and motivates exceptionally talented individuals who drive these ambitions forward, aligning leadership incentives with Company goals and shareholder value creation.

Our executive compensation philosophy is built around three core principles that emphasize pay-for-performance and delivering on our business strategies and shareholders’ interests:

Align compensation to key business objectives
that drive sustainable shareholder value creation.
Incentivize executives
to exceed our short-term and long-term goals and objectives through significant at-risk compensation.
Attract, retain, and motivate
highly skilled executive talent through a competitive compensation program.

Elements of 2024 Executive Compensation
Our executive compensation program comprises short-term and long-term components that link executives’ pay to their performance and advancement of TechnipFMC’s annual and long-term performance and business strategies. In addition, the program also aligns the executives’ interests with those of shareholders and encourages retention of high-performing executives.

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The table below summarizes these elements, along with their purpose and key characteristics.

Element	Purpose	Key Characteristics

Base Salary	To provide market competitive compensation for the role
}Fixed cash compensation
}Designed to attract and retain key talent based on the major responsibilities of an NEO’s role
}Set with reference to median compensation market levels of Compensation Peer Group, and positioned accordingly above or below median based on experience, performance, and expected contributions

Annual Cash Incentive	To drive and reward the achievement of short-term Company strategic goals and individual contributions
}At-risk cash compensation
}Target value based on role, set with reference to market median peer group
}Paid based on achievement of business performance targets (75%) and individual performance targets (25%)
}Performance objectives are Adjusted EBITDA Margin (25%), free cash flow from operations (25%), 2024-2026 Sustainability Scorecard measures (25%), and individual performance measures (25%)
}Actual payout can range from 0% to 200% of target based on results

Long-Term Equity Incentives

Performance Share Units	To drive and reward the achievement of long-term results measured against pre-determined goals and align interests of NEOs with shareholders’ interests
}Payout linked to the achievement of TechnipFMC relative TSR (50%) and ROIC (50%) for the 2024 to 2026 performance period
}Realized value is based on performance and post-grant share price appreciation
}Actual payout can range from 0% to 200% of target based on results
}Three-year cliff vesting schedule

Restricted Stock Units	Further align NEOs’ interests with the interests of our shareholders by incentivizing them to increase share value, while reinforcing the retention impact of our compensation program	}Realized value based in part on post-grant share price appreciation }Three-year ratable vesting schedule

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Our Compensation Mix

The charts below depict the 2024 annual total target compensation for our CEO and the average for our other NEOs, highlighting that a significant portion is at risk: 90% for our CEO and 79% on average for other NEOs.
(1)RSUs are included in at-risk pay because their delivered value is based on share price at vesting.
}Total target compensation comprises base salary, an annual cash incentive, and a long-term equity incentive.
}Total target compensation is benchmarked relative to relevant peer groups by our independent compensation consultant.

Annual and Long-Term Incentive Performance Measures
Our 2024 executive compensation program is directly tied to pre-determined key financial, operational, sustainability, and individual strategic objectives.
}The 2024 annual cash incentive measures are Adjusted EBITDA Margin (25%), free cash flow from operations (25%), 2024-2026 Sustainability Scorecard measures (25%), and individual performance in areas of strategic significance (25%).
}Payouts for the financial components are based on quantifiable performance. No payouts are made if Company performance is below a minimum level of performance. Payouts increase with higher performance levels, and there is a limit on payout at maximum performance.

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}The 2024-2026 Sustainability Scorecard includes specific, measurable, and challenging goals to reduce our environmental impact, support the communities where we live and operate, improve and respect equal opportunity and inclusion in our Company, reinforce our health and safety culture, and reaffirm our commitments to respecting human rights and corporate governance.
}Payout for the individual performance indicators is based on rigorous, individual goal setting, and year-end evaluation of performance.
}PSUs comprise the majority of the 2024 long-term equity incentive grant (70%) with payout contingent on relative TSR performance and ROIC, measured over the three-year (2024-2026) performance period. PSUs vest on the third anniversary of the grant date following the end of the three-year performance period (2024-2026).
}The relative TSR performance measure comprises 50% of the PSU award and is based on equity returns—both share price performance and reinvestment of dividends—relative to our TSR Peer Group (as defined below). No payouts are made if Company performance is below a minimum level of performance, and there is a limit on payout at maximum performance. In addition, in the case of negative absolute TSR performance, payouts are capped at target, even if our TSR performance relative to our TSR Peer Group is above target.
}ROIC comprises 50% of the PSU award. It measures our profitability and how effectively the Company uses capital over the three-year performance period to generate financial returns. ROIC is calculated as average net operating profit after tax, divided by average invested capital over the three-year measurement period.
}The remainder (30%) of the 2024 long-term equity incentive grant is delivered in the form of RSUs and one-third of the shares vest each year over a three-year period. The delivered value of RSUs to NEOs is based on share price performance.

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Executive Compensation Governance
Role of the C&T Committee
Our C&T Committee comprises independent non-executive directors, who oversee our executive compensation program and determine the compensation for our executive officers on behalf of the Board. The C&T Committee is responsible for, among other things, reviewing, evaluating, and approving:
}The agreements, plans, policies, and programs of the Company to compensate its independent directors, Chair and CEO, and other officers, as applicable;
}All awards of equity securities or equity derivatives to executive officers of the Company, as well as the total number of equity securities or equity derivatives to be allocated to all other employees at the discretion of the CEO, consistent with equity plans approved by the Company’s shareholders; and
}The Company’s global strategy and initiatives related to executive succession planning for designated senior leadership roles and human capital development efforts.
The C&T Committee also reviews the Company’s incentive compensation arrangements to ensure that they do not incentivize excessive risk-taking and evaluates compensation policies and practices that could mitigate any such risk.
Additional information on the roles and responsibilities of the C&T Committee is provided in the section entitled “Corporate Governance — Committees of the Board of Directors — C&T Committee,” and the charter of the C&T Committee may be viewed on our website at www.technipfmc.com under the heading “About us > Corporate Governance.”
Role of the C&T Committee’s Independent Consultant
Under its charter, the C&T Committee has the sole authority to engage, retain, and terminate compensation consultants, outside counsel, or any other advisors engaged to assist in the evaluation of compensation of directors or executive officers, including the sole authority to approve any such consultant’s fees and its terms.
The C&T Committee considers appropriate standards in selecting its compensation consultants consistent with NYSE rules, SEC rules, and requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). At least annually, the C&T Committee conducts a multi-factor evaluation of the effectiveness, independence, and objectivity of the independent compensation consultant. In completing such evaluation for 2024, the C&T Committee determined that no conflicts of interest exist that would prevent the compensation consultant from independently advising the C&T Committee.
During 2024, the C&T Committee conducted a search to identify a compensation consultant whose expertise aligned with the C&T Committee’s principles and objectives. As a result, Fredrick W. Cook & Co., Inc. (“FW Cook”) served as the C&T’’s compensation consultant through July 2024, after which Pearl Meyer & Partners, LLC (“Pearl Meyer”) was engaged for the remainder of the year. The independent consultants provided the following services to the C&T Committee in 2024. In 2024, neither Pearl Meyer or FW Cook provided any services to the Company other than those provided to the C&T Committee.

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Independent Compensation Consultant	Overview of Key Services Provided

FW Cook
}Conducted a competitive market assessment and peer group analysis for purposes of setting 2024 compensation levels for CEO and other executives;
}Reviewed and advised the C&T Committee on plan design and framework decisions for 2024 incentive plans;
}Evaluated and made recommendations for non-executive director compensation for 2024;
}Completed a multi-factor evaluation to certify and confirm independence standards and that no conflicts of interest exist in advising the C&T Committee; and
}Other ad hoc requests related to executive and/or director compensation through July 2024.

Pearl Meyer
}Provided updates on trends and developments in executive compensation;
}Conducted a competitive market assessment and peer group analysis for purposes of setting 2025 target compensation levels for CEO and other executives;
}Reviewed and made design recommendations for the 2025 incentive plans;
}Conducted an annual compensation program risk assessment for 2025;
}Evaluated director compensation for 2025;
}Other ad hoc requests related to executive and/or director compensation starting in August 2024; and
}Advised on the design and implementation of the Company’s proposed Directors’ Remuneration Policy.

Role of Management
The CEO, with strategic support from the Executive Vice President, People & Culture, plays a key role in the compensation process for NEOs, excluding himself, by making recommendations on base salaries, as well as short-term and long-term incentive opportunities. Additionally, the CEO provides recommendations for the individual performance component of the annual short-term incentive program for NEOs, other than himself.
Once the CEO presents his recommendations, the C&T Committee conducts a thorough review, evaluating the recommendations against demonstrated individual performance, market data, and other relevant factors for each NEO. This collaborative approach ensures that the C&T Committee has comprehensive inputs to inform its compensation decisions for the ELT. Importantly, neither the CEO nor any NEO participates in or attends discussions related to his or her own compensation. This practice safeguards the C&T Committee’s objectivity and independence in executive compensation decisions.

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The Annual Process
Each year, the C&T Committee approves an annual calendar that sets out its key activities in accordance with its charter. The key activities of the C&T Committee in 2024 were as follows:

Q1	Q2-Q3	Q4

}Approve compensation decisions and equity awards for directors and officers
}Approve Company performance achievements for the prior year in relation to annual short-term and long-term incentive plans
}Review and recommend for approval annual and long-term incentives for the current fiscal year
}Review and discuss executive compensation strategy, structure, and programs
}Approve annual compensation disclosures in the Company’s Proxy Statement and U.K. Annual Report and Accounts

}Review executive officer share ownership guidelines and compliance
}Discuss shareholders’ and proxy advisory firms’ feedback and review annual general meeting vote results
}Determine the Compensation Peer Group
}Review compensation tally sheets

}Review internal governance policies (e.g., clawback and insider trading policy) and compliance
}Approve annual equity budget for non-executive employees, and review impact on shareholder dilution
}Review peer compensation practices and executive leadership compensation versus Compensation Peer Group
}Provide feedback on potential framework for annual and long-term incentive plans for the upcoming fiscal year
}Review the Company’s strategy related to succession planning for senior leadership roles

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Compensation Peer Group
We compete with energy industry companies, as well as with other industries and professions, for executive-level talent. In making decisions about target compensation levels, the C&T Committee reviews data from peer group proxy statements and market survey data.
In determining peer groups, the C&T Committee in collaboration with its independent compensation consultant carefully selects a peer group that reasonably reflects TechnipFMC’s business characteristics and competitive landscape, ensuring a balanced comparison of size, operational reach, business scale, and organizational complexity. Key criteria include:

}Applicable Industry Focus – Public companies with energy or engineering and construction elements that trade on major U.S. stock exchanges;
}Relevant Size Range – Companies with revenue, market capitalization, and assets ranging from 0.33x to 3.0x our own, along with other key measures such as employee headcount;
}Business Characteristics – Companies with similar margin profiles, international focus, asset intensity, and sales per full-time employee; prioritize companies that are logistically and technically complex, mature stage businesses, and business-to-business focused.
In conducting its annual review and leveraging the preceding factors, the C&T Committee approved the addition of Flowserve Corporation to the compensation peer group (“Compensation Peer Group”) used for benchmarking and informing executive compensation decisions for 2024:

2024 Compensation Peer Group
AECOM	Jacobs Solutions Inc.
APA Corporation	KBR, Inc.
Baker Hughes Company	National Oilwell Varco, Inc.
ChampionX Corp.	Oceaneering International, Inc.
Chart Industries, Inc.	Quanta Services, Inc.
Devon Energy Corporation	SLB
Dover Corporation	Transocean Ltd.
Flowserve Corporation	Valmont Industries, Inc.
Fluor Corporation	Weatherford International plc
Halliburton Company

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Setting Target Executive Compensation
In determining the target compensation package for each NEO, the C&T Committee compares each element of an NEO’s compensation to compensation for similar roles within the Compensation Peer Group. Although the C&T Committee references the median target compensation levels of the peer group when making decisions about setting compensation levels, it does not take a formulaic approach; instead, it takes a holistic view considering experience, performance, expected contribution, and other relevant factors to ensure that target compensation is set at competitive levels and drives desired outcomes. To provide additional perspectives, the C&T Committee also considers internal relativities between the CEO and the NEOs.

The C&T Committee approves our CEO’s compensation. The CEO’s annual performance objectives are reported and evaluated by both the C&T Committee and during executive sessions of the full Board to promote a comprehensive analysis and evaluation of our CEO’s annual performance. Any changes to the CEO’s target compensation are made in accordance with our shareholder-approved Directors’ Remuneration Policy.
The CEO recommends changes to compensation for the other NEOs without them present, which are approved by the C&T Committee with input from its independent compensation consultant.
NEOs do not participate in any discussions related to their own compensation.
Use of Compensation Tally Sheets
The C&T Committee uses tally sheets to ensure they receive the information necessary to evaluate the total compensation of an NEO. Tally sheets list each component of an executive’s compensation throughout a range of alternative scenarios (e.g., termination, change-in-control transaction, etc.). The compensatory amounts include cash compensation, accumulated deferred compensation balances, outstanding equity awards, their appreciation and projected values under various performance and separation scenarios, benefits, and perquisites.
Establishing Performance Measures and Goals
In setting performance goals, the C&T Committee considers the Company’s annual financial plans, strategic initiatives, and projections, which are impacted by the following factors:
}The overall business climate and the cyclical nature of our business;
}Underlying market conditions for our products and services;
}Volatility in commodity prices;
}Our competitors’ performance;
}Anticipated changes in customer activity; and
}Our prior-year performance.
These inputs inform discussions regarding both the targets and the ranges around the targets to ensure the goals are sufficiently difficult and challenging without incentivizing inappropriate risk taking.

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2024 Executive Compensation in Detail
Base Salary
Each year, the C&T Committee carefully reviews and assesses the base salary of each NEO. While the C&T Committee references median base pay level of the Compensation Peer Group, individual base salaries vary above or below this median based on a range of factors such as experience, performance, expected contribution, and other relevant factors to ensure base pay is competitively positioned.
The CEO provides recommendations for base salary adjustments for the other NEOs in their absence, which are then reviewed and approved by the C&T Committee. The base salary for the CEO is reviewed separately by the C&T Committee during executive session, in consultation with its independent compensation consultant, and without the CEO present. Adjustments to base salaries are typically effective at the beginning of the calendar year.
The table below provides the annualized base salaries for each NEO for 2023 and 2024. As mentioned above, the C&T Committee increased base salaries by 7.1% for Messrs. Melin and Rounce, effective January 1, 2024. These adjustments were based on a comprehensive review of peer and survey data, individual performance and tenure.

Named Executive Officer	2023	2024	% Change

Douglas J. Pferdehirt	$1,328,700	$1,328,700	—%
Alf Melin	$700,000	$750,000	7.1%
Justin Rounce	$630,000	$675,000	7.1%
Jonathan Landes	$550,000	$550,000	—%
Thierry Conti	$450,000	$450,000	—%
Annual Cash Incentive
2024 Annual Cash Incentive Target Award Opportunity
We provide our NEOs with an annual cash incentive to drive and reward the achievement of short-term Company strategic goals and individual objectives. Each NEO has a target award opportunity, set as a percentage of base salary. Each NEO can earn 0% to 200% of their annual cash incentive target, depending on Company and individual performance.
The C&T Committee reviews and approves target award opportunities for the NEOs annually, based on a review of market median total cash compensation data for our peers. The targets are set at appropriate levels to incentivize executive officers to achieve our short-term financial, sustainability, and individual goals. The annual cash incentive also ensures that we provide executive officers with market-competitive levels of total compensation.
The following were the 2023 and 2024 annual cash incentive target award opportunities for our NEOs. As mentioned above, the C&T Committee increased Mr. Conti’s annual incentive target award opportunity from 75% to 100% of base salary. This adjustment aims to ensure a competitive total cash compensation position and strengthens alignment with the achievement of key financial and business objectives tied to the annual incentive program.

Named Executive Officer	2023	2024	% Change

Douglas J. Pferdehirt	135%	135%	0%
Alf Melin	100%	100%	0%
Justin Rounce	100%	100%	0%
Jonathan Landes	100%	100%	0%
Thierry Conti	75%	100%	33%

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2024 Annual Cash Incentive Performance Indicators
75% of the annual cash incentive is based on business performance indicators (“BPI”), and 25% is based on individual annual performance indicators (“API”).

75% BPI Assessment of overall Company performance based on business performance indicators	+	25% API Assessment of individual performance based on qualitative factors reﬂected in an NEO’s annual performance objectives

BPI Component – 75% of Annual Cash Incentive
The BPI components are intended to drive the achievement of key financial and sustainability objectives. Each component is assessed independently from the other components and has a maximum possible payout of 200% of target. Furthermore, if performance with respect to any BPI component fails to meet the threshold level, the payout is 0%.
Target Setting for BPI Measures
Performance targets related to our annual cash incentive are set at “stretch” targets that are considered difficult and challenging but achievable with superior execution based on our long-range plans. Given the cyclical nature of our industry, as well as the variability in some of our metrics caused by the life cycle progression of a few very large projects, our targets can vary in absolute terms when compared to prior-year targets but are set to ensure that achievement will require the same or improved execution to achieve the targets.
The 2024 BPI measures for the annual cash incentive are outlined below:

BPI Measure % Weighting		Definition		Why it matters

Adjusted EBITDA Margin

	}	Adjusted earnings before net interest expense, income taxes, depreciation and amortization, excluding charges, credits, and foreign exchange, net, as a percentage of revenue	}	Reflects our performance in leveraging cost efficiencies to drive sustainable improvements in profitability

Free Cash Flow

	}	Cash provided by operating activities, less capital expenditures	}	Measures our ability to generate cash as an indicator of the financial health and liquidity of the Company

2024-2026 Sustainability Scorecard

	}	Performance relative to the TechnipFMC Sustainability Scorecard	}	Directly links our compensation program to our sustainability commitments and objectives, as set forth in our 2024-2026 Sustainability Scorecard

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2024 Key Financial Results Linked to the Compensation of Our Executives
The 2024 results and corresponding calculated payouts of Adjusted EBITDA Margin and free cash flow are summarized below.

	2024 Goals[1]			2024 Performance[2]
2024 BPI Measure	Threshold Performance	Target Performance	Maximum Performance	Performance	Payout %

Adjusted EBITDA Margin 25% Weighting	13.0%	14.5%	16.0%	15.2%	146%
Free cash flow 25% Weighting	$300 million	$430 million	$700 million	$679 million	192%
(1)For reconciliation of Adjusted EBITDA Margin and free cash flow to their respective, most directly comparable GAAP measures, please refer to “Appendix A — Reconciliation of Non-GAAP Measures” in this Proxy Statement.
(2)Payout for performance between the threshold, target, and maximum payouts are interpolated on a straight-line basis. The final weighted payout percentage for BPI is rounded to the nearest whole percent for calculating the annual cash incentive payout.
In accordance with established guidelines, the goals are adjusted for the cumulative effect of changes in accounting principles, significant acquisitions and divestitures, and foreign exchange movements. These changes are intended to ensure that performance is measured on a like-for-like basis relative to the goals that were set.
Determination of 2024 Payout for the 2024-2026 Sustainability Scorecard
To align our executives’ incentives with our sustainability commitments, we link our executive compensation to our Sustainability Scorecard performance. This complements the extensive efforts that inform our approach to sustainability matters to drive behaviors and create outcomes that make a positive impact on the planet, people, and communities in which we operate.
The ESG Committee is responsible for determining and assessing the Company’s Sustainability Scorecard objectives, certifying results, and recommending a performance rating to the C&T Committee, who reviews this information to determine and approve the Sustainability Scorecard payout.
The ESG Committee performed a comprehensive review of the Company’s 2024-2026 Sustainability Scorecard objectives and determined that, in aggregate, the Company achieved just above target overall results on its 2024-2026 Sustainability Scorecard objectives for 2024. In support of this overall rating, the C&T Committee approved a payout of 115% out of a maximum 200%.
The Year One achievements of each component of our 2024-2026 Sustainability Scorecard objectives are summarized below. For additional details on how each metric is measured and our 2024 results, please see the section entitled “Corporate Sustainability” in our U.K. Annual Report and Accounts.

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2024 API Component – 25% of Annual Cash Incentive
The API objectives for each NEO are established at the start of the year. Similar to our BPI performance objectives, API objectives are set at “stretch” levels (i.e., objectives that are difficult and challenging but should be achievable with superior execution) using a rigorous evaluation process.
Each February, the C&T Committee reviews and approves the CEO’s API objectives for the new fiscal year and evaluates the prior-year API performance to determine the payout for the API component of his annual cash incentive. Similarly, the CEO reviews and approves the API objectives of the other NEOs for the new fiscal year and assesses the prior-year API performance to recommend individual API payouts to the C&T Committee for review and approval.
If an NEO failed to achieve any of his or her objectives, the API multiple would likely be 0%, absent any mitigating factors. If the NEO met some, but not all, of the objectives, the API multiple would fall between the range of 0% to 200%, depending upon the number of objectives accomplished, their relative importance and difficulty as determined by the C&T Committee, and any factors that may have prevented achievement of certain objectives.
For 2024, the NEOs received an average API rating of 170% for the year.

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The objectives, achievements, as well as the C&T Committee’s assessment were as follows:

Douglas J. Pferdehirt	170%
Chair and CEO	Overall Rating

Objective	Achievements
Above expectations
Shareholder Returns:
}Create shareholder value }Achieve debt reduction }Expand shareholder distributions
}2024 TSR significantly outperformed our peers and the OSX index
}Reduced the Company’s gross and net debt position, exceeding the debt leverage target and achieving investment grade ratings
}Distributed $486 million to shareholders through dividends and share repurchases in 2024 and authorized additional share repurchase of up to $1 billion in October 2024

Above expectations
Strategy and Growth:
}Advance strategic financial objectives }Advance technology partnerships, and strategic alliances }Advance transformation
}Both business segments outperformed 2024 financial targets, resulting in the Company exceeding targets for total Company Adjusted EBITDA Margin, free cash flow, revenue, inbound orders, and ROIC
}Achieved key technology partnerships, including key strategic alliance with Prysmian to further accelerate the global demand for renewable electricity
}Advanced the Company’s Industrialization and Transformation objectives, including implementation of lean operating working models across the business to enhance cross-functional collaboration, problem solving, and decision making

Above expectations
Execute on Key Business Deliverables:
}Deliver profitable growth for Subsea and Surface businesses }Continue to grow New Energy business
}Delivered above-target inbound orders, revenue, and EBITDA for our Subsea business.
}Delivered record iEPCI™ awards for our Subsea business
}Advanced targeted actions to refocus Surface business, including successful divestment of Measurement Solutions business, optimization of Americas portfolio, and ramped up activity in the Middle East market
}Developed industry’s first all-electric system for carbon transportation and storage and secured North Endurance Partnership project

Above expectations
Organizational Readiness:
}Ensure succession planning in place }OneERP Transformation
}Continued succession planning and talent development initiatives to enhance the breadth and depth of succession plans, promote varied perspectives, and ensure equitable opportunities in leadership progression and talent acquisition
}Successfully delivered the OneERP process design on schedule and within budget

Below expectations
Promote Foundational Beliefs:
}Integrity – Engage/advance industry progress in Human Rights }Achieve 2024 sustainability objectives }HSE (Health, Safety and Environmental) – Achieve Safe Day targets and zero fatalities
}Promoted human rights through active industry leadership, and more than doubled the number of key supplier audits for human rights standards
}Led the dedication of over 58,000 volunteer hours to support our communities
}Increased renewable energy usage to 60% of the 2023 baseline
}Achieved meaningful Year One progress within the 2024-2026 Sustainability Scorecard (see the section entitled “Sustainability” above)
}Actively led TechnipFMC as a top contributor to both the United Way and American Heart Association
}Number of Safe Days in 2024 were below target
}A workplace fatality occurred in 2024

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Individual performance assessments for the other NEOs are summarized below.

NEO	Summary of 2024 Objectives and Key Achievements

Mr. Melin’s 2024 objectives and achievements included guiding the Company’s financial strategy to meet 2024 key financial performance targets, including Adjusted EBITDA Margin and free cash flow; a further reduction in the Company’s gross debt position while achieving investment grade ratings; an expansion of Company shareholder distributions by increasing the total value of the share repurchase program and leading the Company’s Enterprise Resource Planning (“ERP”) upgrade program.

Alf Melin Executive Vice President and Chief Financial Officer

Mr. Rounce’s 2024 objectives and achievements included completing the divestment of the Company’s Measurement Solutions business; continuing the development of new technologies across our lines of business; supporting the launch of the first projects in New Energy; driving the Company’s engineering, supply chain, and manufacturing activities for the delivery of customer projects; leading the expansion of digital technologies in the Company; overseeing the update of the Company’s long-term strategies, partnerships, and alliances; and continuing to advance the Company’s Simplification, Standardization, and Industrialization activities.

Justin Rounce Executive Vice President and Chief Technology Officer

Mr. Landes’ 2024 objectives and achievements included delivery on Subsea segment free cash flow; inbound and Adjusted EBITDA Margin targets; developing and sponsoring key client relationships and alliances; creating and delivering new value through our vessel ecosystem; continued focus and improvement of safety programs; and continuing to advance the Company’s Industrialization and Transformation activities.
Jonathan Landes President, Subsea

Mr. Conti’s 2024 objectives and achievements included developing the Company’s business in strategic markets such as the Middle East; optimizing the footprint and the business portfolio of the Company’s Surface Technologies in North America; renewing several key long-term contracts and relationships that will enable continued growth; delivery on Surface Technologies cash flow and Adjusted EBITDA Margin targets; rollout of programs that will reduce serious injuries and improve safety; and continuing to advance the Company’s Industrialization and Transformation activities.

Thierry Conti President, Surface Technologies
Determination of 2024 Payouts under the Annual Cash Incentive Plan
Each executive’s target annual cash bonus is a percentage of his or her base salary for the year. For example, assuming an NEO has a base salary of $600,000, a 100% target bonus, a BPI rating of 151%, and an API rating of 170%, the executive’s annual cash bonus would be calculated as follows:

Component	Base Salary ($)	Weighting (%)	Target Bonus (%)	Rating (%)	Payout ($)

BPI	600,000	x 75	x 100	x 151 =	679,500
API	600,000	x 25	x 100	x 170 =	255,000
Total Cash Incentive Compensation					934,500

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Long-Term Equity Incentives
Annual long-term equity incentive awards, granted in the form of TechnipFMC equity, represent the largest component of each NEO’s annual target compensation opportunity, grounded in our compensation philosophy of paying for performance and aligning executives’ interests with those of our shareholders. Awards are made in the form of two complementary vehicles — PSU awards and RSU awards — providing a balanced focus on performance, sustainable long-term value creation, and retention.
The C&T Committee reviews and approves equity awards for the NEOs on an annual basis. The awards are based on market competitiveness on total target compensation and aim to provide appropriate levels of retention and incentives for achieving the Company’s long-term goals.
2024 Long-Term Equity Incentive Award Opportunity
For 2024, the C&T Committee set the target value of equity awards for each NEO with reference to market median total compensation data. The table below sets forth the 2024 long-term incentive target values for each NEO as a percent of their base salaries.

Named Executive Officer	2024 LTI Target (% of Base)	2024 LTI Target Value ($)

Douglas J. Pferdehirt	785%	10,430,295
Alf Melin	300%	2,250,000
Justin Rounce	300%	2,025,000
Jonathan Landes	300%	1,650,000
Thierry Conti	150%	675,000
2024 PSU Awards (70% of Equity Award)
The C&T Committee sets the performance targets associated with PSU awards prior to the beginning of each three-year performance period. For awards in 2024, PSU awards comprised 70% of the total long-term equity award, and payout will be based on relative TSR performance and ROIC for the three-year period of 2024-2026.
We believe that these are meaningful measures of our long-term performance and motivate our NEOs to achieve superior share price compared to our key competitors, thus aligning their interests with shareholder interests. We further reinforce this by requiring a minimum threshold of relative performance for payout and by capping payout in the case of negative absolute TSR.

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PSU Measure	Weighting	Definition	Why It Matters

Relative TSR		Cumulative three-year increase in volume-weighted-average share price and reinvestment of dividends relative to a peer group	Assesses our overall performance in the eyes of our shareholders and the broader stock market, relative to companies with which we compete for shareholder investments and customers

ROIC		Average net operating profit after tax, divided by average invested capital over the three-year measurement period	Assesses our profitability and how effectively we use capital over the three-year period to generate financial returns

The relative TSR performance for our 2024 PSU awards will be measured against a group of companies (collectively, the “Relative TSR Peer Group,” and each a “TSR Peer”) that the C&T Committee believes best reflects the companies that we compete with for both shareholder investments and customers, have comparable median market capitalization and revenue to TechnipFMC, and are exposed to similar markets in terms of industry and global scope.

2024 Relative TSR Peer Group

Baker Hughes Company	Nabors Industries Ltd.	Transocean Ltd.
ChampionX Corp.	National Oilwell Varco, Inc.	Oceaneering International, Inc.
Core Laboratories N.V.	SLB
Halliburton Company	Subsea 7 S.A.
The vesting date for the 2024 PSU awards is February 20, 2027, with a performance period of January 1, 2024 through December 31, 2026.
The C&T Committee approved the following targets for the 2024 PSU awards:
Relative TSR
The relative TSR payout scale for the 2024-2026 PSU award is outlined below:

Performance Achievement	Relative TSR Performance	Payout (% of earned PSUs)

Below Threshold	Below 25th percentile	—%
Threshold	25th percentile	50%
Target	50th percentile	100%
Maximum or above	75th percentile or greater	200%
Note: If the Company’s absolute TSR is negative for the performance period, the payout in respect of the TSR element will be capped at target, regardless of our relative performance.

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Return on Invested Capital (ROIC)
ROIC measures our profitability and how effectively the Company uses capital over the three-year performance period to generate financial returns. The 2024-2026 ROIC target is calculated as average net operating profit after tax, divided by average invested capital over the three-year measurement period.
The target, thresholds, and results for the ROIC three-year period of 2024-2026 will be disclosed at the end of the performance period.
2024 Time-Based RSU Awards (30% of Equity Award)
Time-based RSU awards further align NEOs’ interests with the interests of our shareholders by incentivizing them to increase share price, while reinforcing the retention impact of our compensation program.
The number of RSUs granted to each of the NEOs was determined by dividing the target value set for each executive officer by the closing price of the Company’s Ordinary Shares on the NYSE on the date prior to the grant date. One third (1/3) of the RSUs vest on the first, second, and third anniversaries of the 2024 grant date.
Payout under the 2022 PSU Awards for the 2022-2024 Performance Period
In March 2022, the C&T Committee approved a long-term incentive grant for each NEO with 70% of the total grant opportunity based on relative TSR and ROIC objectives for the three-year performance period beginning January 1, 2022 and ending December 31, 2024. Each PSU represented the right to receive one Ordinary Share at target levels with the final number of Ordinary Shares earned determined based on performance for the three-year performance period.
The performance measures for the 2022 PSU awards were as follows:
}Relative TSR performance: Relative TSR measures the growth in the stock price for the applicable performance period, including the impact of reinvested dividends, relative to the Company’s peers. For purposes of calculating TSR, the volume weighted average share price (“VWAP”) is used for both the first and last month of the measurement period, and dividends paid during the period are assumed to be reinvested. If our TSR is negative for the performance period, the payout in respect of the TSR element is capped at target, regardless of our relative performance. For the 2022 PSU awards, the Company’s TSR for the 2022-2024 measurement period was compared to its TSR Peer Group to determine its relative TSR performance.
}ROIC: ROIC is used to evaluate how effectively management uses its capital to generate profits. ROIC is calculated as average net operating profit after tax, divided by average invested capital, over the three-year measurement period. For the 2022 PSU awards, the performance during the 2022-2024 measurement period was based on the improvement in ROIC from a 2021 baseline, as measured in basis points (“bps”).
In February 2025, the C&T Committee approved the performance results and payouts for the 2022 PSUs granted as described below:

Performance Measure	Weight of Performance Measure	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Results	Payout

Relative TSR	50%	25th percentile	50th percentile	75th percentile	> 75th percentile	200%
ROIC	50%	200 bps	300 bps	400 bps	> 400 bps	200%
For the 2022-2024 performance period, the weighted PSU payout was 200%.

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Other Compensation, Benefits, and Policies
Share Ownership and Retention Requirements
The C&T Committee oversees the operation of share ownership guidelines that apply to our executive officers. All executive officers, including all NEOs, met their applicable ownership and retention requirements under the Company’s policy in 2024.

Share Ownership Requirements	}CEO: 6x base salary }CFO: 5x base salary }Other executive officers: 3x base salary

Qualifying Share Interests	}Ordinary Shares owned outright }PSUs when the results for the relevant performance period are final and approved }Unvested RSUs

Time for Achievement	}Five years from the effective date of appointment }Pro rata requirement of 20% per year applies within the first five years

Consequences for Non-achievement	}At the discretion of the Board of Directors

Retention Requirement
}Executive officers may not sell, gift, or otherwise transfer Company securities until they meet their ownership requirements and must maintain compliance with their ownership requirements after any transaction

Clawback Policy
The Company has a clawback policy that enables us to recoup and/or cancel previously awarded compensation in defined situations.

Covered Employees	}Executive officers subject to the reporting requirements of Section 16 of the Exchange Act }By definition, this includes all NEOs

Covered Compensation	}Cash and equity that is granted earned or vested based on the attainment of financial reporting measures and other incentive compensation

Triggering Events
}Restatement of the Company’s quarterly or annual financial statements resulting in erroneously awarded compensation
}Illegal acts, including fraud, material theft of Company assets, bribery, corruption, gross negligence, and willful misconduct

C&T Committee Authority
}Administer, interpret, and construe the policy
}Cancel previously granted compensation, in part or in whole, whether vested or deferred
}Clawback previously earned or erroneously awarded compensation by requiring the executive officer to repay the Company any gain realized or payment received
}Reduce or offset future incentive compensation

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Insider Trading and Speculation in Company Stock
The Company has an Insider Trading Compliance Policy governing the purchase, sale, and other dispositions of the Company’s securities by directors, officers, and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Our Insider Trading Compliance Policy aims to align management’s economic ownership risk with those of shareholders. Our directors, officers, and employees are prohibited from engaging in discretionary transactions involving our securities while in possession of material, non-public information or otherwise using such information in any manner that would violate applicable laws and regulations. All such individuals are also prohibited from directly or indirectly speculating in Ordinary Shares, including derivative transactions, hedging and pledging activities, short selling, selling or purchasing options in Ordinary Shares, and borrowing against Ordinary Shares.
Stock Options
The Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments.
Perquisites
The Company also provides limited perquisites to NEOs to facilitate the performance of their roles and to ensure a competitive total compensation package. The perquisites we provide to our executives may include financial planning, tax assistance, club memberships, expatriate allowances, car allowances, executive physicals, and other expenses associated with their business responsibilities. The value of perquisites deemed to be personal may be imputed as income to an executive officer, and we do not gross up for the taxes due on such imputed income. Additional allowances or benefits may be granted to NEOs if considered appropriate and reasonable.
Reflecting the safety concerns associated with their roles, the Company provides a security program for our executive officers. The C&T Committee believes this is in the best interests of shareholders as the personal safety and security of our executive officers is critical to the stability of the Company. The security program was developed based on a risk assessment determined to be appropriate by our security team and an external consultant. We do not consider the security measures provided to our executive officers to be a personal benefit, but rather reasonable and necessary expenses for the benefit of the Company. However, in accordance with SEC disclosure rules, the aggregate incremental cost of these services is reported in the Summary Compensation Table.
Health Benefits
We provide a comprehensive and competitive suite of health and welfare employee benefits to eligible employees, including our NEOs. This benefit encompasses group life insurance and other group health and welfare benefit plans.

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Retirement Benefits
Eligibility for retirement savings plan participation depends on an NEO’s tenure and the country in which he or she is based. All of our NEOs participate in the TechnipFMC Retirement Savings Plan, a tax qualified 401(k) plan, and the TechnipFMC Supplemental Retirement Savings Plan (“SRP”), a non-qualified savings plan designed to supplement the 401(k) plan, on the same terms as other eligible employees.

Plan	Eligibility	Features

TechnipFMC Retirement Savings Plan (the “401(k)”)	U.S. employees working full-time or part-time All NEOs are eligible
}A qualified retirement plan
}Participants can contribute between 1% and 75% of eligible compensation (salary and eligible incentives) on a pre-tax, Roth, or after-tax basis up to statutory limits for tax qualified plans
}The Company matches 100% of the first 5% of eligible contributions up to IRS earnings limits for the year
}Participants are 100% vested in their contributions and matching contributions
}Participants receive an additional 2% non-elective Company contribution, up to IRS earnings limits for the year, that vests after three years of service

TechnipFMC Supplemental Retirement Savings Plan (the “SRP”)	U.S. executives and other eligible senior employees All NEOs are eligible
}A non-qualified plan designed to supplement the 401(k)
}Participants can contribute up to 75% of their eligible compensation (salary and eligible incentives) on a pre-tax basis
}The Company matches 100% of the first 5% of eligible earnings above the annual IRS compensation limit
}The intent of the plan is to ensure eligible employees receive the same contribution as a percentage of eligible earnings from the Company regardless of their compensation level
}Participants are 100% vested in their contributions and matching contributions
}Employees receive an additional 2% non-elective Company contribution that vests after three years of service
}All vested funds must be distributed upon an employee’s separation from service with the Company; provided, however, that there is a six-month delay for key employees

U.S. Pensions Plan	U.S. employees of FMC Technologies with five years of service prior to January 1, 2010 Mr. Melin is the only eligible NEO
}A tax-qualified defined benefit plan
}Pension based on final average pay, calculated as the highest 60 consecutive months of pay (base salary and annual cash incentive) in the final 120 months of service
}Benefit accruals were frozen for non-union employees effective December 31, 2017

U.S. Non- Qualified Pension Plan	U.S. executives and other eligible senior employees of FMC Technologies with five years of service prior to January 1, 2010 Mr. Melin is the only eligible NEO
}A non-qualified defined benefit pension plan
}Pension based on final average pay, calculated as the highest 60 consecutive months of pay (base salary, annual cash incentive, and employee contributions made to the U.S. Non-Qualified Savings Plan) in the final 120 months of service up to statutory limits for tax qualified plans
}Benefit accruals were frozen for non-union employees effective December 31, 2017

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Executive Severance Benefits
It is our policy to offer severance benefits to our executive officers because we believe that severance benefits provide important financial protection to executive officers in the event of involuntary job loss, are consistent with the practices of peer companies, and are appropriate for the retention of executive talent.
Our executive officers, including our NEOs, are entitled to severance benefits outside of a change-in-control context, the material terms of which are described in the chart below (the “TechnipFMC Executive Severance Guidelines”). Our general executive severance arrangements are consistent with the market practice of large public companies surveyed by our compensation consultant. Change-in-control severance benefits, as described below, and general severance benefits are exclusive of one another, and in no circumstance would any NEO receive benefits under both a change-in-control severance agreement and our general executive severance benefits.
Each of our NEOs is party to an Executive Severance Agreement, pursuant to which he or she is entitled to enhanced severance in the event of a qualifying termination in connection with a change-in-control event. We entered into the Executive Severance Agreements to ensure executives are incentivized to continue to work in the Company’s best interests during the period of time when a change-in-control transaction is taking place and in order to ensure we have the ability to maintain continuity of management. The C&T Committee believes it is appropriate to provide executives with the assurance that they will not be adversely affected by a change-in-control transaction without fair compensation, except in the case of termination for cause. The material terms of the Executive Severance Agreements are described in the chart below.

Separation Scenario	Provisions under TechnipFMC Executive Severance Guidelines or Relevant Equity Award Agreements

Termination without cause
}Cash severance equal to 18 months of base salary and target annual cash incentive
}Prorated target annual cash incentive for the year of termination
}Amount equal to the premiums payable for health and welfare coverage for 18 months
}Outplacement assistance as appropriate
}Financial planning and tax preparation assistance for the final calendar year of employment
}Severance benefits subject to compliance with non-disclosure, non-compete, and non-solicitation covenants
}Equity treated pursuant to the terms of the applicable plan
}No tax gross-ups on any payments

Retirement
}Outstanding equity settled on the originally scheduled date and pursuant to the terms of the applicable plan
}Outstanding PSUs will remain subject to the original performance conditions, measured at the originally scheduled date

Death or disability
}Outstanding RSUs will vest and be immediately transferable as of the date of such death or Disability
}Outstanding PSUs will remain subject to the original performance conditions, measured at the originally scheduled date

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Separation Scenario	Provisions under TechnipFMC Executive Severance Agreement or Relevant Equity Award Agreements

Qualifying termination without cause or resignation for good reason following a change-in-control event
}Double trigger requirements, meaning a change-in-control event must occur, followed by a qualifying termination within 24 months
}“Qualifying termination” defined as termination by the Company without cause, or if the executive terminates employment for good reason (e.g., material change in responsibilities, material reduction in salary and/or benefits, significant change in location of employment)
}Cash severance equal to three times (for the CEO and CFO) or two times (for all other NEOs) the greater of the executive’s annual base salary on the date of the agreement or the date of termination, and two to three times the greater of the average actual annual cash incentive paid in the three years prior to termination or the target annual cash incentive for the year the executive is terminated
}Prorated target annual cash incentive for the year of termination
}Amount equal to the premiums payable for health and welfare coverage for 36 months (for the CEO and CFO) or 24 months (for all other NEOs)
}Up to $50,000 in outplacement assistance
}Accelerated vesting of all granted and outstanding equity awards, with outstanding PSUs vesting at target
}“Best-after-tax” cutback for 280G excise tax calculations, with no tax gross-ups on any payments

Compensation Risk
As part of a robust approach to risk mitigation, the Company operates a number of policies that apply to our NEOs, and in many instances to broader employee populations. These policies are intended to align our NEOs with the long-term interests of our shareholders and encourage them to make decisions that expose the Company to an appropriate level of risk within our agreed framework.
Tax Considerations
Although the C&T Committee considers the accounting and tax treatment of the various forms of compensation, the accounting treatment and tax deductibility of compensation have not had and will not have a material impact on the Company’s executive compensation program. Our C&T Committee will continue to structure our compensation program in the best long-term interests of our shareholders.

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Summary Compensation Table
The following table summarizes the compensation earned by each of the NEOs from all sources for services rendered in all of their capacities to the Company during the fiscal years ended December 31, 2024, 2023, and 2022.

Name and Principal Position as of 12/31/2024	Year	Salary[1] ($)	Stock Awards[2] ($)	Non-Equity Incentive Plan Compensation[3] ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings[4] ($)	All Other Compensation[5] ($)	Total ($)

Douglas J. Pferdehirt Chair and CEO	2024	1,328,700	12,157,451	2,798,242	—	264,195	16,548,588
	2023	1,328,700	12,436,674	2,955,195	—	341,926	17,062,495
	2022	1,236,000	11,190,694	2,077,407	—	270,193	14,774,294
Alf Melin Chief Financial Officer	2024	750,000	2,622,577	1,170,000	(29,917)	107,892	4,620,552
	2023	700,000	2,503,948	1,102,500	94,706	119,018	4,520,172
	2022	650,000	2,249,668	786,500	(249,849)	57,155	3,493,474
Justin Rounce Executive Vice President and Chief Technology Officer	2024	675,000	2,360,317	1,053,000	—	103,327	4,191,645
	2023	630,000	2,253,554	992,250	—	90,230	3,966,034
	2022	600,000	2,076,622	726,000	—	81,462	3,484,084
Jonathan Landes President, Subsea	2024	550,000	1,923,201	858,000	—	110,942	3,442,143
	2023	550,000	1,639,478	866,250	—	109,865	3,165,593
	2022	525,000	1,514,197	635,250	—	71,042	2,745,489
Thierry Conti President, Surface Technologies	2024	450,000	786,750	702,000	—	326,335	2,265,085
	2023	450,000	670,674	531,564	—	333,387	1,985,625
	2022	—	—	—	—	—	—
(1)Salary represents contractual annual base salary.
(2)In accordance with SEC regulations for the Summary Compensation Table, the “Stock Awards” column includes:
i.For each year, the sum of the aggregate grant date fair value of time-based RSUs and PSUs subject to either market-based (TSR) or performance-based (ROIC) vesting conditions. Determination of fair value was made in accordance with FASB ASC Topic 718. With respect to PSUs subject to performance-based (ROIC) vesting conditions and time-based RSUs, the aggregate grant date fair value of such awards was based on the Company’s share price on the grant date of the awards. With respect to PSUs subject to TSR market-based vesting conditions, the grant date fair value of such award was determined utilizing a Monte Carlo simulation, which includes assumptions as disclosed in Note 18 of our Annual Report on Form 10-K.
ii.The maximum award value of PSUs granted in 2024 subject to performance-based (ROIC) conditions are shown in the table below. The methodology used in this table is the same as in the Summary Compensation Table for the PSUs.

($)	Pferdehirt	Melin	Rounce	Landes	Conti

2024	7,301,172	1,574,997	1,417,474	1,154,961	472,491
(3)For the fiscal year ended December 31, 2024, represents short-term incentive remuneration earned in 2024 and paid in March 2025.
(4)The amounts shown in the Change in Pension Value column reflect the actuarial increase in the present value of the NEO’s benefits at the first retirement date with unreduced benefits (age 62 for U.S. pension programs) under all of our pension plans. These amounts are determined using interest rates and mortality rate assumptions consistent with those disclosed in our Annual Report on Form 10-K.
(5)The amounts reflected in the “All Other Compensation” column for the fiscal year ended December 31, 2024 represent:
}Mr. Pferdehirt – Company contributions to the 401(k) and SRP of $213,835.11, financial planning and personal tax assistance of $15,760.00, personal use of Company automobile of $5,720.15, security services of $26,540.34, Company-paid life insurance premium of $494.28, spousal travel of $1,844.67.

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}Mr. Melin – Company contributions to the 401(k) and SRP of $103,326.72, Company-paid life insurance premium of $279.00, spousal travel of $2,814.93, executive physical of $1,471.20.
}Mr. Rounce – Company contributions to the 401(k) and SRP of $85,557.89, security services of $4,185.07, Company-paid life insurance premium of $251.16, spousal travel of $2,297.41, executive physical of $1,243.00, and club dues of $9,792.90.
}Mr. Landes – Company contributions to the 401(k) and SRP of $81,930.49, car allowance of $18,000, security services of $5,580.10, Company-paid life insurance premium of $204.60, spousal travel of $3,246.51, and executive physical of $1,980.00
}Mr. Conti – Company contributions to the 401(k) and SRP of $44,161.83, security service of $1,046.27, car allowance of $12,000, Company-paid life insurance premium of $167.40, spousal travel of $38,730.24, and expatriate allowances and benefits of $230,229.45.
Grants of Plan-Based Awards Table
Shown below is information with respect to plan-based awards made in 2024 to each NEO.

			Estimated Possible Payouts under Non-Equity Incentive Plan Awards			Estimated Possible Payouts under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards[5] ($)
Name	Award Type[1]	Grant Date	Threshold ($)	Target[2] ($)	Maximum ($)	Threshold[3] (#)	Target[4] (#)	Maximum (#)

Douglas J. Pferdehirt	Annual Incentive	2024		1,793,745	3,587,490
	RSU	2/20/2024							158,675	3,129,071
	PSU-TSR	2/20/2024				92,561	185,122	370,244		5,377,794
	PSU-ROIC	2/20/2024				92,561	185,121	370,242		3,650,586
Alf Melin	Annual Incentive	2024		750,000	1,500,000
	RSU	2/20/2024							34,229	674,996
	PSU-TSR	2/20/2024				19,967	39,934	79,868		1,160,083
	PSU-ROIC	2/20/2024				19,967	39,934	79,868		787,498
Justin Rounce	Annual Incentive	2024		675,000	1,350,000
	RSU	2/20/2024							30,806	607,494
	PSU-TSR	2/20/2024				17,971	35,941	71,882		1,044,086
	PSU-ROIC	2/20/2024				17,970	35,940	71,880		708,737

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			Estimated Possible Payouts under Non-Equity Incentive Plan Awards			Estimated Possible Payouts under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards[5] ($)
Name	Award Type[1]	Grant Date	Threshold ($)	Target[2] ($)	Maximum ($)	Threshold[3] (#)	Target[4] (#)	Maximum (#)

Jonathan Landes	Annual Incentive	2024		550,000	1,100,000
	RSU	2/20/2024							25,101	494,992
	PSU-TSR	2/20/2024				14,643	29,285	58,570		850,729
	PSU-ROIC	2/20/2024				14,642	29,284	58,568		577,480
Thierry Conti	Annual Incentive	2024		450,000	900,000
	RSU	2/20/2024							10,268	202,485
	PSU-TSR	2/20/2024				5,990	11,980	23,960		348,019
	PSU-ROIC	2/20/2024				5,990	11,980	23,960		236,246
(1)RSU awards are time-based RSU awards, “PSU-TSR” and “PSU-ROIC” awards are performance-based RSU awards based on relative TSR and ROIC performance measures. The annual RSU awards vest one-third on February 20, 2025, February 20, 2026, and February 20, 2027. The “PSU-TSR” and “PSU-ROIC” awards vest (to the extent earned) on February 20, 2027.
(2)Each target award as a percentage of base salary: Mr. Pferdehirt – 135%; Mr. Melin – 100%; Mr. Rounce – 100%; Mr. Landes – 100%; and Mr. Conti – 100%.
(3)“Threshold” represents the number of shares deliverable on achievement of the applicable threshold performance goal under each PSU grant.
(4)Target PSUs are awarded and then divided 50% for TSR and 50% for ROIC. If the gross target of PSUs awarded is an odd number, the TSR PSUs are rounded up by one and ROIC PSUs are rounded down by one.
(5)Grant date fair values were determined in accordance with FASB ASC Topic 718. With respect to PSUs subject to market-based (TSR) vesting conditions, the grant date fair value of such award was determined utilizing a Monte Carlo simulation, which includes assumptions as disclosed in Note 18 in our Annual Report on Form 10-K.
For a description of the material terms of the RSU awards, including the vesting schedules and a description of the performance targets and potential award amounts for PSUs, please see the descriptions set out in the section entitled “Executive Compensation Discussion and Analysis — 2024 Executive Compensation in Detail — Long-Term Equity Incentives.” Dividend equivalents, where allowed, are accrued on RSU and PSU awards and are payable only if and when the RSUs and PSUs vest.

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Outstanding Equity Awards at Fiscal Year-End Table
Shown below is information for each of the NEOs with respect to outstanding equity awards as of December 31, 2024.

		OPTION AWARDS					STOCK AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Incentive Award Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($)	Incentive Award Plan Awards: Number of Unearned Shares, Units, or Other Rights that have Not Vested (#)	Incentive Award Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that have Not Vested[6] ($)

Douglas J. Pferdehirt	6/20/2017	286,529			20.89	6/20/2027
	2/26/2018	245,973			23.78	2/26/2028
	3/8/2019	438,045			16.47	3/8/2029
	4/1/2021[1]						267,418	7,739,077
	3/8/2022[2]						369,289	10,687,224	861,675	24,936,875
	2/21/2023[4]						149,642	4,330,639	521,142	15,081,849
	2/20/2024[5]						158,675	4,592,055	370,243	10,714,832
Alf Melin	6/26/2017	7,176			21.10	6/26/2027
	6/14/2018	6,584			25.24	6/14/2028
	3/8/2022[2]						74,238	2,148,448	173,223	5,013,074
	2/21/2023[4]						30,128	871,904	104,925	3,036,530
	2/20/2024[5]						34,229	990,587	79,868	2,311,380
Justin Rounce	3/8/2019	81,286			16.47	3/8/2029
	3/8/2022[2]						68,527	1,983,171	159,899	4,627,477
	2/21/2023[4]						27,116	784,737	94,432	2,732,862
	2/20/2024[5]						30,806	891,526	71,881	2,080,236
Jonathan Landes	6/26/2017	10,873			21.10	6/26/2027
	6/14/2018	7,317			25.24	6/14/2028
	3/8/2022[2]						49,968	1,446,074	116,592	3,374,172
	2/21/2023[4]						19,727	570,899	68,700	1,988,178
	2/20/2024[5]						25,101	726,423	58,569	1,694,987
Thierry Conti	3/8/2022[2]						13,135	380,127	13,134	380,098
	5/1/2022[3]						8,670	250,910	20,231	585,485
	2/21/2023[4]						8,070	233,546	28,104	813,330
	2/20/2024[5]						10,268	297,156	23,960	693,402
(1)Mr. Pferdehirt’s grant of RSUs will vest on April 1, 2025.
(2)Reflects March 8, 2022 grant of RSUs and PSUs that vested on March 8, 2025.
(3)Reflects May 1, 2022 grant of RSUs and PSUs that will vest on May 1, 2025.
(4)Reflects February 21, 2023 grant of RSUs, one-third vested on February 21, 2024. The remaining shares will vest one-third on February 21, 2025 and February 21, 2026. PSUs will vest on February 21, 2026.
(5)Reflects February 20, 2024 grant of RSUs that will vest one-third on February 20, 2025, February 20, 2026, and February 20, 2027. PSUs will vest on February 20, 2027.
(6)The market value of PSUs and RSUs that have not vested is calculated using the closing price of the Company’s Ordinary Shares on the NYSE of $28.94 on December 31, 2024.

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Option Exercises and Stock Vested Table
Shown below is information for each of the NEOs with respect to options to purchase Ordinary Shares exercised in 2024 and RSU and PSU awards that vested in 2024.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting [1] (#)	Value Realized on Vesting [2,3] ($)

Douglas J. Pferdehirt	—	—	1,415,937	31,868,596
Alf Melin	—	—	260,798	5,868,373
Justin Rounce	—	—	337,393	7,600,030
Jonathan Landes	—	—	159,119	3,579,761
Thierry Conti	—	—	20,130	449,453
(1)Represents the net number of RSUs that vested in 2024, as well as net 2021 PSUs that vested in 2024 following the end of the three-year performance period on December 31, 2023, computed by multiplying the target number of 2021 PSUs by the PSU performance payout percentage of 200%. The number of shares for Mr. Pferdehirt, 265,868 RSUs and 1,150,069 PSUs; for Mr. Melin, 53,312 RSUs and 207,486 PSUs; for Mr. Rounce, 66,065 RSUs and 271,328 PSUs; for Mr. Landes, 32,766 RSUs and 126,353 PSUs; and for Mr. Conti, 8,184 RSUs and 11,946 PSUs.
(2)Dividend equivalents with regard to the RSUs and PSUs that vested during 2024 were paid in cash at the time of such vesting and are not reflected in this column.
(3)Represents the net value realized on stock awards that vested during the fiscal year, computed by multiplying the number of shares acquired on vesting by the closing price of Ordinary Shares on the vesting date. This also represents the value realized for the TSR performance of the 2021 PSUs at the end of the three‑year performance period on December 31, 2023, computed by multiplying the product of the target number of shares of TechnipFMC Ordinary Shares granted and the TSR metrics payout percentage of 200% on vesting by the closing price of Ordinary Shares on the vesting date. The value realized on the TSR‑based portion of the 2021 PSUs on the date of vesting for each NEO is as follows: Mr. Pferdehirt, $25,968,558.02; Mr. Melin, $4,685,033.88; Mr. Rounce, $6,126,586,24; Mr. Landes, $2,853,050.74; and Mr. Conti, $269,740.68.
Pension Benefits Table
The table below shows the present value of accumulated benefits payable to Mr. Melin, who was the only NEO who participated in a Company pension plan. The table includes the number of years of service credited to Mr. Melin using interest rate and mortality rate assumptions consistent with those used in our financial statements. Credited years of service for Mr. Melin includes years of service pre-merger with FMC Technologies and its former parent company. The U.S. Pension Plan values are the present value of accrued benefits at the first retirement date for unreduced benefits. The U.S. Non-Qualified Pension Plan value is the present value at December 31, 2024 of the lump sum payable at the first retirement date for unreduced benefits.

Name	Plan Name[1]	Number of Years of Credited Service as of December 31, 2024 (#)	Present Value of Accumulated Benefit as of December 31, 2024[2] ($)	Payments During Last Fiscal Year ($)

Alf Melin	U.S. Pension Plan	18.667	545,687	—
	U.S. Non-Qualified Pension Plan	18.667	493,317	—
(1)Effective January 1, 2010, the U.S. Pension Plan and the U.S. Non-Qualified Pension Plan were closed to new entrants and frozen for employees, including executive officers, with less than five years of vesting service as of December 31, 2009. Accordingly, only Mr. Melin participated in the U.S. Pension Plan and the U.S. Non-Qualified Pension Plan. Effective December 31, 2017, future benefit accruals were frozen under the U.S. Pension Plan and the U.S. Non-Qualified Pension Plan.
(2)The following assumptions were used to calculate the present value of accumulated benefits as of December 31, 2024:
i.Sum of present value of qualified defined benefit accrued through freeze date of December 31, 2017 plus present value of non-qualified defined benefit accrued through freeze date of December 31, 2017
ii.The present value of qualified pension plan benefit is calculated as amount payable at first unreduced age using December 31, 2024 ASC 715 disclosure assumptions (5.7%, Pri-2012 adjusted with MP-2020 projection scale) and reflects a discount to present value back to December 31, 2024 using ASC 715 interest only (5.7%)

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iii.The present value of non-qualified pension plan benefit is calculated as amount payable at first unreduced age using December 31, 2024 ASC 715 assumptions (4.6%, 417(e) 2024 for lump sums) and reflects a discount to present value back to December 31, 2024 using ASC 715 interest only (5.7%)
iv.Unreduced benefits are first available at age 62 for Mr. Melin, assuming continued employment with TechnipFMC until that time, under the U.S. Pension Plan and the U.S. Non-Qualified Pension Plan
U.S. Pension Plan
Benefit Formula
Our U.S. Pension Plan is a defined benefit plan that provides eligible employees having five or more years of service a pension benefit for retirement. Years of credited service and final average yearly earnings are used to calculate the pension benefit. The final average yearly earnings are based on the highest 60 consecutive months out of the final 120 months of compensation through the date on which benefit accruals were frozen, December 31, 2017. The normal annual retirement benefit is the product of (a) and (b) below:
(a)the sum of:
i.1% of the participant’s final average yearly earnings up to the Social Security Covered Compensation Base (defined as the average of the maximum Social Security taxable wages bases for the 35-year period ending in the year in which Social Security retirement age is reached), plus 1.5% of the participant’s final average yearly earnings in excess of the Social Security covered compensation base, multiplied by the participant’s expected years of credited service at age 65 up to 35 years of credited service; and
ii.1.5% of the participant’s final average yearly earnings multiplied by the participant’s expected years of credited service at age 65 in excess of 35 years of credited service; and
(b)the ratio of actual years of credited service to expected years of credited service at age 65.
Eligible Earnings
Eligible earnings under the U.S. Pension Plan include the base salary and annual cash incentive paid by the Company to the executives for each plan year, subject to certain IRS limits. Equity compensation, such as RSU, PSU, and stock option awards, and deferrals to the SRP, are not included. Eligible earnings were frozen as of December 31, 2017.
Early Retirement
The U.S. Pension Plan’s “early retirement” eligibility is on or after the participant’s 55th birthday with 10 years of service. A participant in the U.S. Pension Plan who retires on or after their “early retirement date” is entitled to receive the early retirement benefit, which is equal to the normal retirement benefit reduced by one-third of 1% for each month by which the commencement of the participant’s early retirement benefit precedes the participant’s 62nd birthday. A participant in the U.S. Pension Plan whose employment terminates prior to their early retirement date is entitled to receive an early retirement benefit payable after the attainment of age 55, which is equal to the normal retirement benefit reduced by one-half of 1% for each month by which the commencement of the participant’s early retirement benefit precedes the participant’s 65th birthday.
Payment of Pension Benefit
The normal retirement benefit is an individual life annuity for single retirees and 50% joint and survivor annuity for married retirees. The U.S. Pension Plan also provides for a variety of other methods for receiving pension benefits, such as 75% and 100% joint and survivor annuities, level income, and lump sum for benefits with lump sum values of $1,000 or less. The levels of annuities are actuarially determined based on the age of the participant and the age of the participant’s spouse for joint and survivor annuities. The actuarial reduction for a participant and spouse who are both age 62 is 7.9% from the normal retirement benefit for the 50% joint and survivor annuity, 11.4% from the normal retirement benefit for the 75% joint and survivor annuity, and 14.7% from the normal retirement benefit for the 100% joint and survivor annuity. The level income annuity pays increased benefits to the retiree until Social Security benefits begin at age 62 and reduces the benefit after age 62 so that the total of the retirement benefit and Social Security benefits is approximately equal before and after age 62.
U.S. Non-Qualified Pension Plan
The normal form of payment for the U.S. Non-Qualified Pension Plan is a lump sum distribution. In addition, a participant may elect to receive his or her benefit in monthly installments payable over five years. The actuarial equivalence assumption for interest rates is based on the lesser of the 30-year U.S. Treasury Rate in effect for October of the year prior to termination and 6%.

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Non-Qualified Deferred Compensation Table
The TechnipFMC SRP, formerly known as the TechnipFMC Non-Qualified Retirement Savings Plan, allows certain highly compensated U.S.-based employees, including our NEOs, the opportunity to continue building retirement savings on a tax-deferred basis through deferrals and Company contributions that would not be permitted under the 401(k) plan due to IRS limits. The SRP allows participants to defer up to 75% of their base salary and/or annual cash incentive. Voluntary deferral elections are made by eligible employees each year for amounts earned (or granted with regard to incentive compensation awards) in the following year. The Company makes contributions to participants’ accounts, including non-elective and matching contributions. The investment options are publicly available mutual funds, and the Company’s matching contributions are made in the same investment allocations that the participant selects for his or her contributions to the plan.

Name	Executive Contributions in Last Fiscal Year[1] ($)	Registrant Contributions in Last Fiscal Year[2] ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End[3] ($)

Douglas J. Pferdehirt	428,390	189,685	651,617	—	7,477,351
Alf Melin	59,846	79,177	105,315	—	1,001,430
Justin Rounce	83,276	65,422	83,040	—	940,268
Jonathan Landes	47,163	57,781	158,191	—	831,902
Thierry Conti	98,156	23,608	52,297	—	405,998
(1)The amount shown for each NEO includes the deferral of a portion of the salary and bonus paid to the NEO for the fiscal year 2024. The amount of such deferred salary and bonus is included in the Summary Compensation Table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns for fiscal year 2024.
(2)All contributions made by the Company for the NEOs are included in “All Other Compensation” for the NEOs in the Summary Compensation Table.
(3)The following amounts have been reported in the Summary Compensation table in previous years: Mr. Pferdehirt $1,440,417, Mr. Melin $159,254, Mr. Rounce $301,815, Mr. Landes $133,134, and Mr. Conti $24,390.
Potential Payments upon Termination
The compensation and benefits payable to each of the NEOs in the event of a voluntary termination are the same as those available to all other salaried employees in those situations. Our NEOs receive additional compensation benefits either in the event of their death or disability, retirement, or involuntary not-for-cause termination as discussed in this section, or, alternatively, in the event of a change-in-control. Termination payments and change-in-control payments are mutually exclusive, and our NEOs are not entitled to receive both forms of payment.
Payments in the Event of Death, Disability, or Retirement
In the event of the death or disability of an NEO during active employment with the Company, all outstanding equity awards vest on the first business day following death or disability. This death or disability benefit also exists for any of our employees who hold an unvested equity award at the time of their death or disability. In the event of an NEO’s retirement after reaching the age of 62, all outstanding equity awards are retained and vest in accordance with their pre-retirement, original vesting schedule; however, none of our NEOs were retirement-eligible as of December 31, 2024.
The following table shows the value to each of the NEOs if death or disability had occurred on December 31, 2024.

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Executive Benefits and Payments in the Event of Death or Disability on December 31, 2024
Long-Term Incentive Compensation

Name	Performance-Based RSUs[1] ($)	Stock Options/SARs[2] ($)	Time Vested RSUs Unvested and Accelerated ($)	Total ($)

Douglas J. Pferdehirt	50,733,556	—	27,348,995	78,082,551
Alf Melin	10,360,983	—	4,010,939	14,371,922
Justin Rounce	9,440,575	—	3,659,434	13,100,009
Jonathan Landes	7,057,337	—	2,743,396	9,800,733
Thierry Conti	2,472,315	—	1,161,738	3,634,053
(1)Assumes PSUs are paid at target (100%). The closing price of the Company’s Ordinary Shares on the NYSE of $28.94 on December 31, 2024 was used to determine the value.
(2)All stock option awards are vested.
Payments Made in an Involuntary Termination
The amounts shown in the table below are calculated using the assumption that an involuntary not-for-cause termination was effective as of December 31, 2024, and, as a result, are based on amounts earned through such time and are estimates only of amounts that would be paid out to the NEOs in the event of such a termination. The actual amounts that would be paid out if such a termination were to occur can be determined only at the time of such NEO’s actual termination.
Executive Benefits and Payments for Involuntary Termination Not in Connection with a Change-in-Control Occurring on December 31, 2024

	COMPENSATION		BENEFITS AND PERQUISITES
Name	Severance Payment[1] ($)	Prorated Target Annual Cash Incentive[2] ($)	Equity Award and Long-Term Incentive Acceleration ($)	Medical, Dental, Life Insurance and Disability Benefits[3] ($)	Financial Planning and Tax Preparation Assistance[4] ($)	Outplacement Services ($)	Value of Additional Pension Service ($)	Total ($)

Douglas J. Pferdehirt	3,786,795	1,793,745	—	27,214	15,000	50,000		5,672,754
Alf Melin	1,875,000	750,000	—	38,040	—	50,000	1,039,004	3,752,044
Justin Rounce	1,687,500	675,000	—	37,981	—	50,000		2,450,481
Jonathan Landes	1,375,000	550,000	—	26,597	—	50,000		2,001,597
Thierry Conti	1,125,000	450,000	—	35,333	—	50,000		1,660,333
(1)Severance payment equal to 18 months’ base salary and target annual cash incentive.
(2)Equal to the prorated target annual cash incentive through the effective date of termination. Amount shown is the maximum payout for this component (12 months).
(3)Payment is equal to the monthly premium payable for coverage under the Company’s health and welfare insurance plans for 18 months.
(4)Financial planning and tax preparation assistance for the year of termination.

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Payments Made in the Event of a Qualifying Termination upon a Change-in-Control
Under the terms of our NEOs’ executive severance agreements, our NEOs are entitled to receive severance benefits if they experience a Qualifying Termination within 24 months following a change-in-control event. A “Qualifying Termination” is an involuntary termination of the NEO’s employment by the Company for reasons other than cause, disability, or death, or a voluntary resignation for good reason, in each case during the 24-month period following a change-in-control event.
The amounts shown in the table below are calculated using the assumption that each NEO incurred a Qualifying Termination upon a change-in-control event that was effective as of December 31, 2024. As a result, such amounts are based on amounts earned through such time and are only estimates of amounts that would be paid out to the NEOs in the event of such a termination. The actual amounts that would be paid if such a termination were to occur can only be determined at the time of such NEO’s actual termination.
Executive Benefits and Payments for a Qualifying Termination upon Change-in-Control Occurring on
December 31, 2024

	COMPENSATION		BENEFITS AND PERQUISITES
Name	Severance Payment[1] ($)	Prorated Target Annual Cash Incentive[2] ($)	Equity Award and Long-Term Incentive Acceleration[3] ($)	Medical, Dental, Life Insurance and Disability Benefits[4] ($)	Financial Planning and Tax Preparation Assistance[5] ($)	Outplacement Services ($)	Value of Additional Pension Service ($)	Total ($)

Douglas J. Pferdehirt	9,367,335	1,793,745	78,082,551	54,535	15,000	50,000	—	89,363,166
Alf Melin	4,500,000	750,000	14,371,922	76,080	—	50,000	1,039,004	20,787,006
Justin Rounce	2,700,000	675,000	13,100,009	50,641	—	50,000	—	16,575,650
Jonathan Landes	2,200,000	550,000	9,800,734	35,534	—	50,000	—	12,636,268
Thierry Conti	1,800,000	450,000	3,634,054	47,111	—	50,000	—	5,981,165
(1)The amount represents 36 months of base salary and 36 months of target annual cash incentive for Mr. Pferdehirt and Mr. Melin, and 24 months of base salary and 24 months target annual cash incentive for Messrs. Rounce, Landes, and Conti. For purposes of the annual cash incentive, the severance payment provides for either the greater of target annual cash incentive or the 3-year average annual cash incentive prior to the termination.
(2)Equal to the prorated target annual cash incentive through the effective date of termination. Amount shown is the maximum payout for this component (12 months).
(3)Assumes PSUs are paid at target (100%). The value is based on the closing price of the Company’s Ordinary Shares on the NYSE of $28.94 on December 31, 2024.
(4)Payment is equal to the monthly premium payable for coverage under the Company’s health and welfare insurance plans for 36 months for Messrs. Pferdehirt and Melin, and 24 months for Messrs. Rounce, Landes, and Conti.
(5)Financial planning and tax preparation assistance for year of termination.

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CEO Pay Ratio
Pursuant to Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K as promulgated by the SEC, we are providing the following information about the ratio of the total annual compensation of our CEO to the total annual compensation of our median employee for our last completed fiscal year, 2024.
Methodology
Determined the Employee Population and Identified the Median Employee
In 2024, we identified our median employee from our employee population as of October 1, 2024, which consisted of approximately 22,937 individuals globally, with 3,374 employees in the United States. As permitted under the SEC’s 5% “de minimis exemption,” we excluded employees in Algeria (34), Azerbaijan (22), Cameroon (6), Canada (125), China (45), Colombia (54), Congo-Brazzaville (19), Egypt (13), Equatorial Guinea (12), Gabon (13), Ghana (92), Guyana (137), Italy (14), Kazakhstan (23), Mexico (129), Mozambique (25), Netherlands (69), Nigeria (137), Russian Federation (1), Tunisia (7), and Vietnam (4). After these exclusions, our employee population used in determining our median employee was 21,956 employees.
In identifying the median employee, we identified a median base salary using the annualized 2024 base salary for the October 1, 2024 employee population. We then computed total taxable earnings for the most recently completed taxable year as permitted by SEC rules and applied an exchange rate as of December 31, 2024 to convert all international currencies to U.S. dollars.
Using this methodology, we determined that the median employee was a non-exempt, full-time employee located in the United States.
Calculated CEO Pay Ratio
For 2024, the annual total compensation of our CEO for purposes of determining the pay ratio was $16,548,588 and the annual total compensation of our median employee was $119,934. As a result, for 2024, the ratio of the annual total compensation of our CEO to the total annual compensation of our median employee was approximately 138:1.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratios reported by other companies are likely not comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices, and likely utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

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Pay Versus Performance
Pay Versus Performance Table
The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2024, 2023, 2022, 2021, and 2020, and our financial performance for each such fiscal year. The amounts represented under “Compensation Actually Paid” were computed in accordance with SEC rules.

Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2] ($)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($)	Adjusted EBITDA Margin[4] (%)
					FTI TSR ($)	OSX TSR[3] ($)

2024	16,548,588	56,454,474	3,629,856	9,057,360	187.54	101.68	842,854,782	15.2%
2023	17,062,495	62,631,037	3,219,687	6,970,872	145.16	114.47	56,130,479	12.0%
2022	14,774,294	52,760,476	2,989,375	7,539,426	55.67	61.53	(107,307,795)	10.0%
2021	21,933,683	15,255,127	3,203,031	1,562,750	23.73	31.25	13,344,828	8.8%
2020	12,920,601	2,368,276	3,191,983	1,734,567	28.03	25.88	(3,287,395,821)	6.7%
(1)The Company’s principal executive officer (“PEO”) is our CEO, Mr. Pferdehirt. The Non-PEO NEOs referenced in the table above are indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs

2024	Douglas J. Pferdehirt	Alf Melin, Justin Rounce, Jonathan Landes, and Thierry Conti
2023	Douglas J. Pferdehirt	Alf Melin, Justin Rounce, Jonathan Landes, Victoria Lazar, and Thierry Conti
2022	Douglas J. Pferdehirt	Alf Melin, Justin Rounce, Jonathan Landes, and Victoria Lazar
2021	Douglas J. Pferdehirt	Alf Melin, Justin Rounce, Jonathan Landes, Barry Glickman, and Maryann Mannen
2020	Douglas J. Pferdehirt	Maryann Mannen, Justin Rounce, Barry Glickman, Arnaud Pieton, Catherine MacGregor, and Nello Uccelletti
(2)The dollar amounts reported represent the amount of “Compensation Actually Paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation paid to our PEO or other NEOs during the applicable year. Amounts include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year, and (iii) certain pension-related costs. The increase in “Compensation Actually Paid” from 2021 to 2022, and from 2022 to 2023, is primarily driven by the increase in the fair value of performance awards due to the increase in the Company’s share price from $5.92 at December 31, 2021, $12.19 at December 31, 2022, and $20.14 at December 29, 2023.
(3)For the relevant fiscal year, represents the cumulative TSR of the OSX index for the applicable five-year period as set forth in our Annual Report on Form 10-K for each respective year.
(4)Adjusted EBITDA Margin represents earnings before net interest expense, income taxes, depreciation, and amortization, excluding charges, credits, and foreign exchange as a percentage of revenue. Adjusted EBITDA Margin is a non-GAAP measures. Please refer to “Appendix A — Reconciliation of Non-GAAP Measures” in this Proxy Statement for reconciliations of non-GAAP measures to their most comparable GAAP measures.

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To calculate the “Compensation Actually Paid” in the table above, the following amounts were deducted or added (as applicable) to our NEO’s “Total” compensation reported in the Summary Compensation Table (“SCT”) for the applicable fiscal year:

Year	Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the SCT for Applicable FY	Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	Increase for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	Increase for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	Change in the Actuarial Present Values reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT for Applicable FY	Total Adjustments

PEO
2024	(12,157,451)	20,562,369	24,306,067	7,194,901	—	39,905,886
Average non-PEO NEOs
2024	(1,923,211)	3,252,800	3,108,067	982,369	7,479	5,427,504
Pay Versus Performance Tabular List
We believe the following performance measures represent the most important financial performance measures used by us to link “Compensation Actually Paid” to our NEOs for the fiscal year ended December 31, 2024:
a.Adjusted EBITDA Margin;
b.Free cash flow;
c.Relative TSR; and
d.ROIC.

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Narrative Disclosure to Pay Versus Performance Table
Relationship between Financial Performance Measures
The graphs and narrative below illustrate a comparison of the “Compensation Actually Paid” to our PEO and the average of the “Compensation Actually Paid” to our remaining NEOs, with our cumulative TSR, OSX TSR, Adjusted EBITDA Margin, and net income for the fiscal years ended on December 31, 2020, 2021, 2022, 2023, and 2024. TSR amounts reported in the graph assume an initial fixed investment of $100 and that all dividends, if any, were reinvested.
Total Shareholder Return
Adjusted EBITDA Margin

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Table of Contents	Executive Compensation Discussion and Analysis

Net Income
The Company’s net income increased significantly from 2020 to 2021 and decreased from 2021 to 2022, while on average, our NEO’s “Compensation Actually Paid” increased over the same periods. Net income increased at a higher rate from 2022 to 2023 than the average increase in our NEO’s “Compensation Actually Paid.” The correlation between “Compensation Actually Paid” and net income is overshadowed by the impact of changes in our stock price on “Compensation Actually Paid”, as the calculation of the value of “Compensation Actually Paid” is more directly tied to stock price, and we do not directly use net income to determine compensation levels or long-term incentive plan payouts. Net income is not a measure that is directly used in evaluating “Compensation Actually Paid.”
We believe that the exclusion of certain charges and credits from net income enable a more effective evaluation of our results and operations period-over-period. Net income in 2020 was primarily impacted by the $3.4 billion impairment during 2020.

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Compensation and Talent
Committee Report
The Compensation and Talent Committee has reviewed and discussed with management the Executive Compensation Discussion and Analysis of the Company. Based on its review and discussions, the committee recommended to the Board of Directors that the Executive Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024.
Submitted by the Compensation and Talent Committee of the Board of Directors:
John O’Leary, Chair
Claire S. Farley
John Yearwood

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Audit Committee Report
Management is responsible for the preparation of our financial statements and our financial reporting processes, including the systems of internal controls and disclosure controls and procedures. PwC, our independent registered public accounting firm, is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee of the Board of Directors has:
}Reviewed and discussed with management and PwC the audited financial statements for the year ended December 31, 2024, and PwC’s evaluation of our internal control over financial reporting;
}Discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; and
}Received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and discussed with PwC its independence from the Company.
In reliance upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024.
Submitted by the Audit Committee of the Board of Directors:
Kay G. Priestly, Chair
Robert G. Gwin
Sophie Zurquiyah

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Proposal 6 — Receipt of U.K. Annual Report and Accounts
What am I voting on?
Along with this Proxy Statement, the Company is providing its U.K. Annual Report and Accounts, including the related directors’ and auditor’s report, for the year ended December 31, 2024. Under the applicable U.K. regulation, the Companies Act, our shareholders must vote to receive the U.K. Annual Report and Accounts and related reports.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” this proposal.

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Proposal 7 — Ratification of U.S. Auditor
What am I voting on?
The Audit Committee has appointed PwC as the Company’s U.S. independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to ratification by the Company’s shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent registered public accounting firm for the year ending December 31, 2025.
If this proposal is not approved, the Audit Committee will reconsider the appointment but may decide to maintain its appointment of PwC.
Representatives of PwC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
How much was the independent registered public accounting firm paid for 2024 and 2023?
Set forth below is summary information with respect to PwC’s fees for services provided in 2024 and 2023.

Type of Fees	2024 ($ in millions)	2023 ($ in millions)

Audit Fees	14.96	13.43
Audit-Related Fees	0.43	—
Tax Fees	0.01	0.01
All Other Fees	0.02	< 0.01
Total	15.42	13.45
“Audit Fees” includes fees for audit services, which relate to the annual integrated audit of consolidated financial statements, foreign statutory audits, and reviews of interim financial statements in Quarterly Reports on Form 10-Q. “Audit-Related Fees” includes fees for audit-related services, which primarily consist of consultation services on financial reporting and system changes in 2023-2024. “Tax Fees” includes fees for tax services, consisting of tax planning and consultation with respect to various corporate tax matters. “All Other Fees” includes fees for other services, including fees for services of expatriates and miscellaneous services.

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Proposal 7	Table of Contents

What are the Company’s pre-approval policies and procedures?
The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee. The Audit Committee’s practice is to consider for approval, at its regularly scheduled meetings, all audit and non-audit services proposed to be provided by our independent registered public accounting firm. The Audit Committee reviews all relationships between us and our independent registered public accounting firm that may relate to the independent registered public accounting firm’s independence.
The Audit Committee pre-approved all audit, audit-related, tax, and other services provided by PwC for 2024 and 2023 and the estimated costs of those services.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” this proposal.

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Proposal 8 — Reappointment
of U.K. Statutory Auditor
What am I voting on?
Under the Companies Act, the Company’s U.K. statutory auditor must be reappointed at each meeting at which the U.K. annual report and accounts are presented to shareholders. The Company’s current U.K. statutory auditor is PwC. We are asking shareholders to approve the reappointment of PwC as the Company’s U.K. statutory auditor to hold office from the conclusion of the Annual Meeting until the next Annual Meeting at which accounts are laid.
If this proposal is not approved, the Board may appoint an auditor to fill the vacancy.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” this proposal.

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Proposal 9 — Approval of U.K. Statutory Auditor Fees
What am I voting on?
Under the Companies Act, the remuneration of the Company’s U.K. statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. The Company is asking its shareholders to authorize the Board and/or the Audit Committee to determine the remuneration of PwC in its capacity as the Company’s U.K. statutory auditor under the Companies Act for the year ending December 31, 2025. The Board delegates this authority to determine the remuneration of the Company’s U.K. statutory auditor to the Audit Committee in accordance with the Board’s procedures and applicable law.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” this proposal.

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Proposal 10 — Authority to Allot Equity Securities
What am I voting on?
The authorizations requested in Proposals 10 and 11 are required as a matter of English law, are customary for public limited companies incorporated under the laws of England and Wales, and are not otherwise required for other companies listed on the NYSE or organized within the United States.
Unlike most companies listed on the NYSE with perpetual authority to issue shares under their charter or articles of association, our authority to issue shares is limited by the Companies Act. As such, the authorizations in Proposals 10 and 11, if approved, will expire at the earlier of (a) the conclusion of our 2026 Annual Meeting or (b) the close of business on July 27, 2026, which is 15 months after this year’s Annual Meeting.
Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances, such as in connection with certain acquisitions or in connection with raising additional capital. The Company will continue to be subject to NYSE shareholder approval requirements.
Under the Companies Act, directors are, with certain exceptions, unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company’s articles of association. Our directors’ existing authority to issue shares will expire on July 28, 2025, and the Company will not be able to issue shares after that date.
}Proposal 10 authorizes our Board to issue a maximum number of equity securities (within the meaning of section 560 of the Companies Act), having an aggregate nominal value equal to the allotment amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval. Our Board would be authorized to issue up to 84,114,312, which represents an amount that is approximately 20% of the Company’s issued share capital as of March 3, 2025:
}Proposal 11 authorizes our Board to issue shares for cash pursuant to Proposal 10, up to a limit, without first offering them to existing shareholders pro rata to their existing holdings (i.e., “pre-emption rights”).
Unless previously renewed, revoked, or varied, the authority conferred by this Proposal 10 shall apply in substitution for all existing authorities under Section 551 of the Companies Act and expire at the end of the next Annual Meeting (or, if earlier, until the close of business on July 27, 2026); provided, however, that, prior to such expiration, the Company may make offers or agreements that would or might require shares to be issued or rights to be granted after such expiration, and the Board may issue shares or grant rights to, subscribe for, or convert, any security into shares, in pursuance of any such offer or agreement as if the authorities conferred hereby had not expired.

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Proposal 10	Table of Contents

The text of the resolution is as follows:
“THAT the Board of Directors of the Company be, and they are hereby and unconditionally authorized to exercise all the powers in the Company to allot shares in the Company and to grant rights to subscribe for or convert any security into shares in the Company up to an aggregate nominal amount of $84,114,312; and so that the Board may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the end of next year’s Annual Meeting (or, if earlier, until the close of business on July 27, 2026) but, in each case, during this period the Company may make offers and enter into agreements which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authority ends and the Board may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not ended.”
When does this authorization expire?
The authorizations in Proposals 10 and 11, if approved, will expire at the earlier of (a) the conclusion of our 2026 Annual Meeting or (b) the close of business on July 27, 2026, which is 15 months after this year’s Annual Meeting.
As is the case with many U.K. companies, Proposals 10 and 11 will be proposed each year as our Board believes occasions may arise from time to time when it would be beneficial for shares to be issued without shareholder approval and for shares to be issued for cash without making a pre-emptive offer.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” this proposal.

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Proposal 11 — Authority to Allot Equity Securities without Pre-emptive Rights
What am I voting on?
As noted above, the authorizations requested in Proposals 10 and 11 are required as a matter of English law, are customary for public limited companies incorporated under the laws of England and Wales, and are not otherwise required for other companies listed on the NYSE or organized within the United States.
The authorizations in Proposals 10 and 11, if approved, will expire at the earlier of (a) the conclusion of our 2026 Annual Meeting or (b) at the close of business on July 27, 2026 (i.e., 15 months after the Annual Meeting).
Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances, such as in connection with certain acquisitions or in connection with raising additional capital. The Company will continue to be subject to NYSE shareholder approval requirements.
Proposal 11 is proposed as a special resolution, requiring at least 75% of votes cast in favor to pass.
As a company governed by the Companies Act, if and when we raise capital through the issuance of equity securities for cash, we are required to first offer such equity securities to existing shareholders in proportion to their existing shareholdings (i.e., “pre-emption rights”) pursuant to section 561 of the Companies Act. The Companies Act permits shareholders to waive, or “disapply,” these pre-emption rights, which is the purpose of this Proposal 11. Absent the approval of this Proposal 11, our flexibility to issue shares, such as for satisfying equity awards under our Amended and Restated Incentive Award Plan, would be severely limited.
The Company proposes that, subject to the passing of the resolution included in Proposal 10, the Board be generally empowered to issue equity securities for cash up to an aggregate nominal amount of $84,114,312, which represents an amount that is approximately 20% of the Company’s issued share capital as of March 3, 2025, without pre-emption rights, pursuant to the authority conferred by this Proposal 11.
The Board has no current commitments or plans to issue additional shares of the Company under these authorities.

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Proposal 11	Table of Contents

The text of the resolution is as follows:
“THAT, subject to Proposal 10 passing, the Board be given power to allot equity securities (as defined in the Companies Act) under the authority given by that resolution and/or to sell equity securities held by the Company as treasury shares for cash as if Section 561 of the Companies Act did not apply to any such allotment or sale, such power to be limited to the allotment or sale up to an aggregate nominal amount of $84,114,312 such power to apply until the end of next year’s Annual Meeting (or, if earlier, until the close of business on July 27, 2026) but, in each case, during this period the Company may make offers, and enter into agreements, which would, or might, require equity securities to be allotted (and treasury shares to be sold) after the power ends and the Board may allot equity securities (and sell treasury shares) under any such offer or agreement as if the power had not ended.”
When does this authorization expire?
The authorizations in Proposals 10 and 11, if approved, will expire at the earlier of (a) the conclusion of our 2026 Annual Meeting or (b) the close of business on July 27, 2026, which is 15 months after this year’s Annual Meeting.
As is the case with many U.K. companies, Proposals 10 and 11 will be proposed each year as our Board believes occasions may arise from time to time when it would be beneficial for shares to be issued without shareholder approval and for shares to be issued for cash without making a pre-emptive offer.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” this proposal.

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Transactions with Related Persons
The Company’s ESG Committee considers questions of possible conflicts of interest for related persons and recommends to our Board the appropriate resolution of any conflict of interest or any related person transaction. In reviewing and approving any related person transactions, our ESG Committee follows procedures pursuant to which transactions are reviewed, approved, or ratified.
Under the SEC rules, “related persons” include any director, executive officer, director nominee, or greater than 5% shareholder of the Company, and their immediate family members. Our review procedures apply to any transaction in which:
(a)the Company is a participant;
(b)any related person has a direct or indirect material interest; and
(c)the amount involved exceeds $120,000, but excludes any transaction that does not require disclosure under Item 404(a) of Regulation S-K, as promulgated by the SEC.
The ESG Committee is responsible for reviewing and, where appropriate, approving or ratifying any related person transaction involving the Company or its subsidiaries and related persons. The ESG Committee approves only those transactions that are in our best interests and the best interests of our shareholders, and considers factors such as: (a) the benefit of the transaction to us and our shareholders; (b) any alternatives to the transaction; and (c) whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party.
In addition, our Governance Guidelines and Code of Business Conduct require directors and executive officers to disclose potential conflicts of interest, and directors must recuse themselves from discussing or voting on any issue for which they may have a conflict. Directors and executive officers also complete an annual questionnaire that contains questions regarding related person transactions.
Since the beginning of 2024, we have not been a participant in any transaction, or series of related transactions, whether in effect or proposed, in which any “related person” had, or will have, a direct or indirect material interest and in which the amount involved exceeded $120,000.

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Security Ownership of Certain Beneficial Owners and Management
The following table shows, as of March 3, 2025, the number of our Ordinary Shares beneficially owned by each of our NEOs, directors, and all directors and executive officers as a group. Unless otherwise indicated, the address of each person is Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom.

Name	Shares (#)	Percent of Class[1] (%)

Thierry Conti[3]	122,798	*
Claire S. Farley[2]	168,985	*
Eleazar de Carvalho Filho[2]	103,982	*
Robert G. Gwin[2]	22,912	*
Jonathan Landes[3]	317,460	*
Alf Melin[3]	459,044	*
John O’Leary[2]	128,076	*
Margareth Øvrum[2]	75,147	*
Douglas J. Pferdehirt[3]	5,229,651	1.2
Kay G. Priestly[2]	123,637	*
Justin Rounce[3]	763,904	*
John Yearwood[2]	108,019	*
Sophie Zurquiyah[2]	66,009	*
All current directors, current executive officers, and NEOs as a group (16 persons)[4]	7,770,716	1.8
* Less than 1%
(1)The calculation of percentage of ownership of each listed beneficial owner is based on 420,571,563 Ordinary Shares outstanding on March 3, 2025.
(2)Includes Ordinary Shares owned by the non-employee director and vested Ordinary Shares that are deferred shares under our incentive plan. As of March 3, 2025, the number of deferred Ordinary Shares credited to each non-employee director under our incentive plan was as follows: Mr. de Carvalho Filho (46,391), Ms. Farley (114,197), Mr. Gwin (13,531), Mr. O’Leary (105,905), Ms. Øvrum (75,147), Ms. Priestly (101,985), Mr. Yearwood (21,929), and Ms. Zurquiyah (56,628). The annual RSU grant vests after one year of service but is settled in Ordinary Shares on a date elected by the non-executive director that is either (a) after a period of one to 10 years from the grant date or (b) upon their separation from Board service. RSUs granted prior to 2021 vested after one year of service and will be settled upon separation from Board service. Directors have no power to vote or dispose of shares underlying the RSUs until they are distributed. Until such distribution, these directors have an unsecured claim against us for such units.

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Table of Contents	Security Ownership of Certain Beneficial Owners and Management

(3)Includes (i) Ordinary Shares owned directly by the individual (and, for Mr. Pferdehirt, includes 80,304 Ordinary Shares held by a family trust for the benefit of his children, and his spouse is trustee of the family trust); (ii) Ordinary Shares subject to stock options that are exercisable within 60 days; and (iii) gross RSUs and PSUs that will vest within the next 60 days. The Ordinary Shares included in items (ii) and (iii) are detailed below:

Name	Ordinary Shares subject to stock options that are exercisable within 60 days	Gross RSUs and PSUs that will vest within the next 60 days

Douglas J. Pferdehirt	970,547	2,360,057
Alf Melin	13,760	420,684
Justin Rounce	81,286	388,325
Jonathan Landes	18,190	283,152
Thierry Conti	0	88,535
(4)Includes, in the aggregate, stock options to purchase 1,083,783 Ordinary Shares that are currently exercisable by our NEOs and other executive officers and 879,086 RSUs and 2,795,950 PSUs that vest within the next 60 days.

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Security Ownership of Certain Beneficial Owners and Management	Table of Contents

The following table sets forth beneficial ownership information about persons or groups that own or have the right to acquire more than 5% of our Ordinary Shares, based on information contained in Schedules 13G or 13D filed with the SEC.

Name	Shares (#)	Percent of Class[1] (%)

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	49,055,951[2]	11.66
T. Rowe Price Investment Management, Inc. 100 E. Pratt Street Baltimore, MD 21202	42,660,684[3]	10.14
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	39,914,980[4]	9.49
FMR LLC 245 Summer Street Boston, Massachusetts 02210	21,489,939[5]	5.11
(1)The calculation of percentage of ownership of each listed beneficial owner is based on 420,571,563 Ordinary Shares outstanding on March 3, 2025.
(2)Based solely on a Schedule 13G/A filed with the SEC on February 14, 2025, T. Rowe Price Associates, Inc. has sole voting power over 47,991,894 Ordinary Shares and sole dispositive power over 49,045,742 Ordinary Shares.
(3)Based solely on a Schedule 13G/A filed with the SEC on December 9, 2024, T. Rowe Price Investment Management, Inc. has sole voting power over 42,558,110 Ordinary Shares and sole dispositive power over 42,660,684 Ordinary Shares. T. Rowe Price Investment Management, Inc. reports that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Ordinary Shares, and no one person’s interest in the Company is more than 5% of the total outstanding Ordinary Shares.
(4)Based solely on a Schedule 13G filed with the SEC on February 13, 2024, The Vanguard Group has shared voting power over 158,951 Ordinary Shares, sole dispositive power over 39,344,861 Ordinary Shares, and shared dispositive power over 570,119 Ordinary Shares. The Vanguard Group reports that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Ordinary Shares, and no one person’s interest in the Company is more than 5% of the total outstanding Ordinary Shares.
(5)Based solely on a Schedule 13G/A filed by FMR LLC and Abigail P. Johnson, a Director and the Chairman and the Chief Executive Officer of FMR LLC, with the SEC on November 12, 2024, FMR LLC has sole voting power over 20,935,569 Ordinary Shares and sole dispositive power over 21,489,939 Ordinary Shares. Ms. Johnson has sole dispositive power over 21,489,939 Ordinary Shares. FMR LLC and Ms. Johnson report that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Ordinary Shares, and no one person’s interest in the Company is more than 5% of the total outstanding Ordinary Shares.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our Ordinary Shares, to file reports of ownership and changes in ownership with the SEC and to provide us with copies of all such reports. Based solely upon a review of the forms filed and written representations provided by executive officers and directors, we believe that all Section 16(a) reporting requirements were satisfied during 2024 on a timely basis, except for an administrative error that resulted in a late Form 3 for David Light, which was filed on January 10, 2024, in connection with his appointment as Senior Vice President and Chief Accounting Officer.

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Proposals for the 2026 Annual General Meeting of Shareholders
If a shareholder wishes to submit a proposal for possible inclusion in our 2026 Proxy Statement and form of proxy for our 2026 Annual Meeting, the notice must be in proper form, comply with Rule 14a-8 of the Exchange Act, and be received no later than November 14, 2025, at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, Attention: Corporate Secretary.
Without prejudice to the rights of a shareholder of record under the Companies Act, if a shareholder wishes to submit a proposal at our 2026 Annual Meeting other than for inclusion in our 2026 Proxy Statement and form of proxy, our Articles require the shareholder to deliver written notice thereof, setting forth the information specified in our Articles, to the Corporate Secretary at our Hadrian House address provided above no earlier than December 26, 2025 and no later than January 25, 2026; provided, however, that the subject of the proposal must otherwise be a proper matter for shareholder action. In the event that the date of the annual meeting is more than 30 days before or more than 70 days after April 25, 2026, however, a shareholder must deliver notice no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of: (a) the 90th day prior to such annual meeting; or (b) the 10th day following the day on which we first make a public announcement of the date of such meeting. A copy of our Articles may be obtained by writing to Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, Attention: Corporate Secretary.
In addition to satisfying the foregoing requirements under our Articles, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 24, 2026.
Under sections 338 and 338A of the Companies Act, shareholders of record meeting the threshold requirements in those sections may require the Company to include: (i) a resolution in its notice of annual general meeting; or
(ii) any matter (other than a proposed resolution) in the business to be dealt with at the 2026 Annual Meeting. Provided that the appropriate thresholds are met, notice of the resolution or matter must be received by the Company at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, Attention: Corporate Secretary, at least six weeks prior to the date of the 2026 Annual Meeting or, if later, at the time notice of the annual general meeting is delivered to shareholders.
Please visit our website at www.technipfmc.com for any changes to our registered office or operational headquarters.
In addition, under section 527 of the Companies Act, shareholders of record meeting the threshold requirements set out therein have the right, without expense, to require the Company to publish on its website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the Annual Meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which the annual accounts and reports were laid. The business that may be dealt with at the Annual Meeting would include any statement that the Company has been required to publish in accordance with section 527 of the Companies Act.

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Shareholders Sharing an Address
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders who have the same address and last name and do not participate in electronic delivery of Proxy Materials will receive only one copy of our Proxy Materials, unless one or more of the shareholders at that address notifies us that they wish to continue receiving individual copies. Each shareholder will continue to receive a separate proxy card or voting instruction card. We believe this procedure provides greater convenience to our shareholders and reinforces the Company’s Foundational Belief of sustainability by reducing wasteful duplicate mailings, as well as printing and mailing costs and fees.
The Company will promptly deliver, upon written or oral request, individual copies of the Proxy Materials to any shareholder at the shared address to which single copies of those documents were delivered. If you would like to request separate copies of the Proxy Materials or do not wish to participate in householding in the future, please contact Broadridge Investor Communication Services (“Broadridge”), our proxy distributor, by calling toll-free 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently receiving multiple copies of our Proxy Materials and wish to receive only one copy for your household, please contact Broadridge at the same telephone number and address listed above.
A number of brokerage firms have instituted householding. If you hold your Ordinary Shares in street name, please contact your bank, broker, or other nominee to request information about householding.

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General Information about the Annual Meeting
What is the location of the Annual Meeting?
The Annual Meeting will be held on Friday, April 25, 2025 at 4:00 p.m., London time, at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, or at such other time and place to which the Annual Meeting may be adjourned or postponed.
What is a proxy statement?
A proxy statement is a document that the rules and regulations of the United States, including those promulgated by the SEC, require the Company to provide to shareholders to ensure shareholders can make informed decisions about the matters to be voted on at the Annual Meeting.
What is a proxy?
A proxy is: (a) your legal designation to another person to vote the Ordinary Shares that you own; and (b) the term for such designee. If you delegate someone as your proxy in a written document, that document is called a proxy card.
How will the Company distribute Proxy Materials?
The Company utilizes the “Notice and Access” method of providing the Proxy Materials to shareholders. With “Notice and Access,” we are permitted to furnish Proxy Materials to our shareholders by providing access to such documents on the internet instead of mailing printed copies. Shareholders may receive our Proxy Materials in one of the following ways:
}Notice and Access: Most shareholders will not receive printed copies of the Proxy Materials unless they request them. Instead, the Notice of Materials, which was mailed to most of our shareholders beginning on or about March 14, 2025, will instruct you on how to access and review all of the Proxy Materials at www.proxyvote.com. Such notice also instructs you on how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our Proxy Materials, you should follow the instructions for requesting such materials in the Notice of Materials. Any request to receive Proxy Materials by mail or email will remain in effect until you revoke it. Shareholders who do not receive a Notice of Materials will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by email (see below).
}Email Access to Proxy Materials: Shareholders who previously elected to receive notice of access to Proxy Materials via email will not receive the Notice of Materials in the mail. You should have received an email with links to the Proxy Materials and online proxy voting.
}Paper Copy of Proxy Materials with Proxy Card: All shareholders of record and shareholders who previously requested paper copies of the Proxy Materials will not receive the Notice of Materials. Instead, such shareholders will continue to receive a paper copy of the Proxy Materials until a request is submitted to change delivery methods. You can eliminate all such paper mailings in the future by electing to receive an email that provides internet links to these documents. Opting to receive all future Proxy Materials online will conserve resources in producing and mailing documents to your home or business. To request electronic delivery, please follow the instructions on your proxy card or voting instruction card.
Proxy Materials will also be made available on our website at www.technipfmc.com under the heading “Investors > Presentations > Shareholders’ meeting” as well as at www.proxyvote.com.

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General Information about the Annual Meeting	Table of Contents

Where can I find governance documents related to the Company?
Our Governance Guidelines, our Code of Business Conduct (including our Core Values and Foundational Beliefs), the charters for our Audit Committee, C&T Committee, and ESG Committee, and other corporate governance and sustainability information are available on our website at www.technipfmc.com under the heading “About us > Corporate Governance.” These materials are also available in print, free of charge, to any shareholder upon written request submitted to Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, Attention: Corporate Secretary. The information on our website is not a part of this Proxy Statement and is not incorporated into any of our filings made with the SEC.
Who is entitled to vote at the Annual Meeting?
You can vote at the Annual Meeting or any adjournment or postponement thereof if you are a shareholder of record or beneficial owner of our Ordinary Shares as of March 3, 2025 (the “Record Date”). In addition, provisions under the Companies Act allow shareholders of record as of 4:00 p.m., London time, on April 23, 2025, to vote at the Annual Meeting (the “CA Record Date”).
The March 3, 2025 Record Date is applicable to beneficial owners, as the CA Record Date only applies to shareholders of record. Please see the question below for an explanation of the difference between a shareholder of record and a beneficial owner. Unless otherwise restricted from voting in accordance with applicable law and/or the Articles, you will have one vote for each Ordinary Share per proposal. As of March 3, 2025, we had 420,571,563 Ordinary Shares outstanding and entitled to vote.
Any corporate or institutional shareholder may, by resolution of its directors or other governing body, authorize another person to act as its representative at the Annual Meeting, and such authorized person will (on production of a certified copy of such resolution at the Annual Meeting) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it was an individual shareholder of the Company.
Any beneficial owner who would like to vote in person at the Annual Meeting must obtain a legal proxy from his or her bank, broker, or other nominee and present it to the inspector of elections, together with his or her voting card, at the Annual Meeting.
In the case of joint holders, the vote of the senior holder who submits a vote will be accepted to the exclusion of the vote of the other joint holders, with seniority determined by the order in which the names of the holders appear in the register of members of our transfer agent, Computershare Investor Services plc (“Computershare”).
A complete list of shareholders of record entitled to vote will be open to the examination of any shareholder for any purpose relevant to the Annual Meeting for a period of ten days prior to the Annual Meeting at our office at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, during ordinary business hours. This list will also be available at the location of the Annual Meeting and open to the examination of any shareholder present at the Annual Meeting.
What is the difference between holding Ordinary Shares as a shareholder of record and as a beneficial owner?
As summarized below, there are some differences between Ordinary Shares held of record and those owned beneficially in street name.
}Shareholders of Record. If your Ordinary Shares are registered directly in your name on the register of members with Computershare, you are considered the shareholder of record with respect to those shares, and the Proxy Materials, including a proxy card, are being sent directly to you. As a shareholder of record, you have the right to grant your voting proxy directly to us, to vote electronically, or to vote in person at the Annual Meeting.
}Beneficial Owners. If your Ordinary Shares are held in a stock brokerage account, or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice of Materials or Proxy Materials are being forwarded to you by your bank, broker, or nominee through whom you hold the shares. Most of our shareholders hold their Ordinary Shares in this manner rather than

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Table of Contents	General Information about the Annual Meeting

directly in their own name. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your Ordinary Shares by following the instructions contained in the Notice of Materials or Proxy Materials. If you requested printed Proxy Materials, your bank, broker, or other nominee has enclosed a voting instruction card for you to use in directing the bank, broker, or other nominee regarding how to vote your Ordinary Shares.
Do I have to attend the Annual Meeting to vote?
No, attendance at the Annual Meeting is not required for shareholders to vote their Ordinary Shares. Please see “How do I vote?” below for the various voting methods available to shareholders.
Who can attend the Annual Meeting?
Each shareholder who attends the Annual Meeting will need to bring an admission ticket and provide valid photo identification, such as a driver’s license or passport.
To attend the Annual Meeting, you must have been: (a) a beneficial owner as of the Record Date; and/or (b) a shareholder of record as of 4:00 p.m., London time, on the CA Record Date. The March 3, 2025 Record Date applies to all beneficial owners, and the CA Record Date only applies to shareholders of record.
Admission tickets can be printed up to 11:59 p.m., New York time, on April 24, 2025, by accessing the Shareholder Meeting Registration link at www.proxyvote.com. You will need the 16-digit control number printed on your Notice of Materials, proxy card, or voting instruction form from your bank, broker, or other nominee.
If you are the representative of a corporate or institutional shareholder, you must present your company’s admission ticket, valid photo identification, and proof that you are the representative of such shareholder. Please see “Who is entitled to vote at the Annual Meeting?” above.
Procedures
Due to space constraints and other security considerations, we are not able to admit the guests of either shareholders or their legal proxy holders.
Arrive shortly after 3:00 p.m., London time, to ensure that you are seated by the commencement of the Annual Meeting at 4:00 p.m., London time.
Be prepared to comply with security requirements, which may include security guards searching all bags. No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted into the meeting or adjacent areas.
IF YOU DO NOT CONFIRM YOUR ATTENDANCE TO THE ANNUAL MEETING, APPLY FOR AND PROVIDE AN ADMISSION TICKET, SHOW VALID PHOTO IDENTIFICATION, OR COMPLY WITH THE OTHER PROCEDURES OUTLINED ABOVE FOR ATTENDING THE ANNUAL MEETING, WE MAY BE UNABLE TO ADMIT YOU TO ATTEND THE ANNUAL MEETING ON SECURITY GROUNDS.
How do I vote?
Your voting deadline will depend on how you hold your shares. Please vote your shares according to the deadline appearing on the front of your proxy card, as instructed on www.proxyvote.com, or as instructed by your bank, broker, or financial intermediary.
Shareholders of Record
If you are a shareholder of record, you may vote your Ordinary Shares in person at the Annual Meeting or appoint another person(s) as your proxy to vote on your behalf using any of the following methods:
}by completing and signing the proxy card and returning it in the prepaid envelope provided;
}by submission via the internet at www.proxyvote.com and following the instructions provided; or
}by telephone, using the toll-free telephone number shown on the proxy card.

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General Information about the Annual Meeting	Table of Contents

Please vote your shares no later than 11:59 p.m. New York time, on April 24, 2025.
The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending and voting at the Annual Meeting. If you have appointed a proxy and attend the Annual Meeting and vote in person, your proxy appointment will automatically be terminated.
If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card, or through the internet or by telephone and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions.
Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company, or partnership, the proxy card should be signed in the full corporate, limited liability company, or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee, or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment.
If you are a shareholder of record and you execute and return a proxy card but do not give instructions, your proxy will be voted “FOR” each of Proposals 1 through 11 and otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.
Beneficial Owners Holding through the NYSE
If you are a beneficial owner of Ordinary Shares traded on the NYSE, please follow the directions provided by your bank, broker, or other nominee. You may submit instructions by telephone or through the internet to your bank, broker, or other nominee, or request and return a paper voting instruction card to your bank, broker, or other nominee.
If you are a beneficial owner of Ordinary Shares traded on the NYSE and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your bank, broker, or other nominee and present it to the inspector of elections together with your voting card at the Annual Meeting.
Employees Who Participate in the Legacy Technip U.K. Share Incentive Plan
If you are a current or former employee who participates in the legacy Technip U.K. Share Incentive Plan, you may instruct the Plan Trustee on how to vote on your behalf in relation to the number of Ordinary Shares equivalent to your interest as credited to your account on the Record Date. You will receive instructions on how to vote your Ordinary Shares from Equiniti Share Plan Trustees Limited, the Plan Trustee. Please note that you must submit your vote to Equiniti Share Plan Trustees Limited by 5:00 p.m., London time, on April 16, 2025 in order for the plan trustee to vote your Ordinary Shares.
Can I change my vote?
Yes, you may change your vote prior to the Annual Meeting as follows:
Shareholders of Record
If you are a shareholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:
}entering a later-dated proxy by telephone or via the internet prior to 11:59 p.m., New York time, on April 24, 2025;
}delivering a valid, later-dated proxy card that is received by Broadridge at least 24 hours prior to the start of the Annual Meeting;
}sending written notice to the Company Secretary at the Company’s registered office that is received at least 24 hours prior to the start of the Annual Meeting; or
}voting in person at the Annual Meeting.

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Table of Contents	General Information about the Annual Meeting

Beneficial Owners
If you are a beneficial owner of Ordinary Shares, you may submit new voting instructions by contacting your bank, broker, or other nominee.
You may also vote in person at the Annual Meeting if you obtain a legal proxy, as described under “How do I vote?” above.
All Ordinary Shares that have been properly voted and not revoked will be counted in the votes at the Annual Meeting. Attending the Annual Meeting without taking further action will not automatically revoke your prior vote of your proxy.
What should I do if I receive more than one proxy card?
If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner holding through a bank, broker, or other nominee, or if you own Ordinary Shares through more than one bank, broker, or other nominee, you may receive multiple proxy cards. It is necessary for you to fill in, sign, and return all of the proxy cards included in the Proxy Materials you receive in order to vote all the Ordinary Shares that you own.
How many votes must be present to hold the Annual Meeting?
A quorum of shareholders is necessary to transact business at the Annual Meeting. A quorum exists if the holders who represent at least a majority of our outstanding Ordinary Shares entitled to vote at the Annual Meeting are present in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.
What if I have been nominated by a shareholder of record to have information rights under the Companies Act?
A copy of this Proxy Statement has been provided “for information purposes only” to persons who have been nominated by a shareholder of record to enjoy information rights in accordance with section 146 of the Companies Act (a “Nominated Person”). A Nominated Person does not possess the same rights as a shareholder of record to appoint a proxy and cannot vote at the Annual Meeting, unless such Nominated Person has an agreement with the nominating shareholder of record to be appointed as a proxy for the meeting (or to have someone else appointed as a proxy).
What is a broker non-vote?
If you own your Ordinary Shares through a bank, broker, or other nominee, and do not provide the organization that holds your Ordinary Shares with specific voting instructions, the bank, broker, or other nominee is generally permitted to vote your Ordinary Shares at its discretion on routine matters, but may not exercise discretion, and, therefore, will not vote, on non-routine matters. A broker non-vote occurs where a bank, broker, or other nominee holding Ordinary Shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal.
Proposals 6 through 11 are each considered a routine matter under the rules of the NYSE. A bank, broker, or other nominee may generally vote in their discretion on routine matters, and, therefore, no broker non-votes are expected to occur in connection with such proposals.
Proposals 1 through 5 are matters considered non-routine under the rules of the NYSE. A bank, broker, or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to such proposals.
In summary, if you hold your Ordinary Shares in street name, your bank, broker, or other nominee will not have discretionary authority to vote your Ordinary Shares for Proposals 1 through 5 if you do not provide instructions. As such, we strongly encourage you to exercise your right to vote as a shareholder.

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General Information about the Annual Meeting	Table of Contents

What are the voting requirements to approve the resolutions?
In accordance with the Articles, all resolutions will be taken on a poll, which means that each Ordinary Share represented in person or by proxy is entitled to one vote for each proposal.
Proposals 1 through 10 will be proposed as ordinary resolutions, which means that each resolution requires the affirmative vote of the majority of the votes cast to be approved. Proposal 11, as a special resolution, requires the affirmative vote of 75% of the votes cast to be approved. Abstentions and broker non-votes, if any, will not be counted as a vote either for or against these resolutions.
With respect to Proposal 2 (regarding the 2024 Say-on-Pay Proposal for NEOs), Proposal 3 (regarding the frequency of future Say-on-Pay proposals for NEOs), and Proposal 4 (regarding the proposal for the 2024 Directors’ Remuneration Report), the results of the vote will not be legally binding on the Board or any committee thereof to take any action or refrain from taking any action. However, our Board values the opinions of our shareholders as expressed through advisory votes and other communications and will carefully consider the outcome.
Who will pay the costs of this proxy solicitation?
The Company will pay the expenses of the preparation of Proxy Materials and the solicitation of proxies for the Annual Meeting. The Company has retained Sodali & Co. to assist in the solicitation of proxies at a cost estimated to be $25,000, plus reasonable out-of-pocket expenses. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain directors, officers, or employees of the Company and its subsidiaries telephonically, electronically, or by any other means of communication. Directors, officers, and employees of the Company and its subsidiaries will receive no additional compensation for such solicitation. In accordance with the rules of the SEC and NYSE, the Company will also reimburse banks, brokers, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in forwarding Proxy Materials to beneficial owners of Ordinary Shares and obtaining the proxies of such owners. We have retained Broadridge to aid in the distribution of our Proxy Materials and to provide voting and tabulation services for the Annual Meeting. For these services, we will pay Broadridge a fee of approximately $23,800 and reimburse it for reasonable out-of-pocket fees and expenses.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be checked by the inspector of elections and disclosed by way of an announcement via a Current Report on Form 8-K in the United States. The results of the votes on the resolutions at the Annual Meeting and any other information required by the Companies Act will be made available on the Company’s website (www.technipfmc.com) as soon as reasonably practicable after the Annual Meeting and for a period of two years thereafter.

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Appendix A — Reconciliation of Non-GAAP Measures
This Proxy Statement includes non-GAAP financial measures, including free cash flow and Adjusted EBITDA Margin. Management believes that the non-GAAP financial measures provide a useful perspective on the Company’s underlying business results and operating trends, and a means to evaluate TechnipFMC’s operations and consolidated results of operations period-over-period. These measures are also used by management as performance measures in determining certain incentive compensation. The foregoing non-GAAP financial measures should be considered by investors in addition to, not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP.
The following is a reconciliation of the most comparable financial measures under GAAP to the non-GAAP financial measures.

	Year Ended December 31,
($ in millions)	2024	2023	2022	2021	2020

Revenue	9,083.3	7,824.2	6,700.4	6,403.5	6,530.6

Net income (loss) from continuing operations attributable to TechnipFMC plc	842.9	56.2	(61.9)	87.8	(3,552.6)
Income (loss) attributable to non-controlling interests	12.4	(4.3)	25.4	(0.8)	34.5
Provision for income tax	85.1	154.7	105.4	111.1	19.4
Net interest expense	63.5	88.7	150.7	205.2	81.8
Depreciation and amortization	392.7	377.8	377.2	385.4	412.1
Restructuring, impairment and other charges	25.8	20.0	22.0	113.9	3,344.2
Non-recurring legal settlement charges	—	126.5	—	—	—
(Income) loss from investment in Technip Energies	—	—	27.7	(322.2)	—
Net gain on disposal of Measurement Solutions business	(71.3)	—	—	—	—
Direct Covid-19 expenses	—	—	—	—	57.8
Subtotal	495.8	767.7	683.0	493.4	3,915.3
Foreign exchange, net	28.5	119.0	23.9	(15.8)	40.2
Adjusted EBITDA	1,379.6	938.6	670.4	564.6	437.4
Adjusted EBITDA margin	15.2%	12.0%	10.0%	8.8%	6.7%

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Appendix A — Reconciliation of Non-GAAP Measures	Table of Contents

Free cash flow from continuing operations is defined as operating cash flows from continuing operations, less capital expenditures. The following table reconciles cash provided by operating activities from continuing operations, which is the most directly comparable financial measure determined in accordance with GAAP, to free cash flow (non-GAAP measure).

	Year Ended December 31,
($ in millions)	2024	2023

Cash provided by operating activities from continuing operations	961.0	693.0
Capital expenditures	(281.6)	(225.2)
Free cash flow from continuing operations	679.4	467.8

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on April 24, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on April 24, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION
To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67157-P26375

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TECHNIPFMC PLC

The Board of Directors recommends you vote FOR Proposals 1, 2 and 4 through 11 and 1 YEAR on Proposal 3.

	For	Against	Abstain
1. **Election of Directors** – To elect each of our nine director nominees for a term expiring at the Company's 2026 Annual General Meeting of Shareholders:			
1a. Douglas J. Pferdehirt	☐	☐	☐
1b. Claire S. Farley	☐	☐	☐
1c. Eleazar de Carvalho Filho	☐	☐	☐
1d. Robert G. Gwin	☐	☐	☐
1e. John O'Leary	☐	☐	☐
1f. Margareth Øvrum	☐	☐	☐
1g. Kay G. Priestly	☐	☐	☐
1h. John Yearwood	☐	☐	☐
1i. Sophie Zurquiyah	☐	☐	☐
2. **2024 U.S. Say-on-Pay for Named Executive Officers**: To approve, as a non-binding advisory resolution, the Company's named executive officer compensation for the year ended December 31, 2024, as reported in the Company's Proxy Statement	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. **Frequency of Future Say-on-Pay Proposals for Named Executive Officers**: Approval of the frequency of future Say-on-Pay proposals for named executive officers	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

TECHNIPFMC PLC
ANNUAL GENERAL MEETING OF SHAREHOLDERS
APRIL 25, 2025, 4:00 P.M., LONDON TIME

V67158-P26375

Proxy

TechnipFMC plc

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

I/We being shareholders of TechnipFMC plc hereby appoint: Douglas J. Pferdehirt, Alf Melin, and Cristina Aalders, or any one of them

OR

Print the name of the person you are appointing if this person is someone other than the appointed proxyholders as my/our proxyholder, each with the power to appoint his or her substitute, and hereby authorize them to represent and vote, as designated on the reverse side of this ballot, all of the shares of TechnipFMC plc that I/we am/are entitled to vote at the 2025 Annual General Meeting of Shareholders, and any adjournment or postponement thereof, and, in their discretion, on all other matters that may properly come before such meeting.

The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2025 Annual General Meeting of Shareholders or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1(a) through (i), 2 and 4 through 11 and "1 YEAR" on PROPOSAL 3.

Please vote your shares according to the deadline appearing on the reverse side of this proxy card, as instructed on www.proxyvote.com, or as instructed by your broker, bank, or financial intermediary.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side